UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Consent Solicitation Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TERRESTAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TerreStar Corporation
12010 Sunset Hills Road, 9th Floor
Reston, VA 20190

December __, 2009

SOLICITATION OF WRITTEN CONSENT

To Our Stockholders:

The Board of Directors (the “Board”) of TerreStar Corporation (the “Company”) is soliciting the written consent and approval from the holders of a majority of the Company’s outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), to take an Action by Written Consent of Stockholders in Lieu of a Special Meeting authorizing the following actions (the “Proposals”):

1.	Amendment to the Company’s Restated Certificate of Incorporation, the effect of which will increase our previously authorized 240,000,000 shares of common stock to 800,000,000.

2.
Amendment to the Company’s Restated Certificate of Incorporation by an amendment to the Certificate of Designations of the Company’s Series B Cumulative Convertible Preferred Stock (the “Series B Preferred”), including without limitation the amendment of the conversion price in respect of the securities issuable upon conversion of the Series B Preferred and the maturity date.

3.
Amendment to the Company’s Restated Certificate of Incorporation by an amendment to the Certificate of Designations of the Company’s Series E Junior Participating Preferred Stock (the “Series E Preferred”), including without limitation the amendment of the exchange ratio and anti-dilution protections in respect of the securities issuable upon conversion of the Series E Preferred.

The Company intends to distribute this consent solicitation statement and the accompanying consent card commencing on or about December [  ], 2009 to the holders of the Common Stock as of the close of business on December 3, 2009 (“Record Stockholders”).  This date is referred to as the “Record Date.”

Consents that are dated, signed and delivered to the Company will remain effective unless and until revoked by written notice of revocation dated, signed and delivered to the Company at the address set forth above before December [  ], 2009.

The Proposals will be deemed approved by the holders of the Common Stock, if the holders of at least a majority of the outstanding shares of Common Stock as of the close of business on the Record Date deliver to the Company unrevoked written consents approving the Proposals within 60 days of the date the first dated consent is delivered to the Company.  Such approval of the Proposals can occur no earlier than December [  ], 2009.  Record Stockholders are requested to indicate their consent to the approval of the Proposals by signing and dating the consent card, checking each box on the consent card for the approval of the Proposals and delivering the consent card in the pre-paid envelope provided (or otherwise submitting the consent card by telephone or internet, as applicable).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF CONSENT SOLICITATION MATERIALS: Copies of the Company’s Consent Solicitation Statement, Annual Report on Form 10-K for the year ended December 31, 2008, Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2008 and Quarterly Report for the period ended September 30, 2009 are available at www.edocumentview.com/tstr.

By order of the Board of Directors,

Douglas Brandon
General Counsel & Secretary

Reston, VA
December __, 2009

Table of Contents

FORWARD-LOOKING STATEMENTS	ii

CONSENT SOLICITATION STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THE CONSENT SOLICITATION	1

BACKGROUND REGARDING THE CONSENT SOLICITATION	4

AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, THE EFFECT OF WHICH WILL INCREASE OUR PREVIOUSLY AUTHORIZED 240,000,000 SHARES OF COMMON STOCK TO 800,000,000 (Proposal 1)	5

APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF TERRESTAR BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES B PREFERRED, INCLUDING, WITHOUT LIMITATION, THE AMENDMENT OF THE CONVERSION PRICE IN RESPECT OF THE SECURITIES ISSUABLE UPON CONVERSION OF THE SERIES B PREFERRED AND THE MATURITY DATE (Proposal 2)	6

APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF TERRESTAR BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES E PREFERRED, INCLUDING, WITHOUT LIMITATION, THE AMENDMENT OF THE EXCHANGE RATIO AND ANTI-DILUTION PROTECTIONS IN RESPECT OF THE SECURITIES ISSUABLE UPON CONVERSION OF THE SERIES E PREFERRED (Proposal 3)	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	11

UNAUDITED PRO FORMA FINANCIAL INFORMATION	13

HOUSEHOLDING	19

OTHER MATTERS	19

INCORPORATION BY REFERENCE	19

APPENDIX A – FORM OF CERTIFICATE OF AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF TERRESTAR CORPORATION	A-1

APPENDIX B – FORM OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS OF THE SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK (PAR VALUE $0.01 PER SHARE) OF TERRESTAR CORPORATION	B-1

APPENDIX C – FORM OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS OF THE SERIES E JUNIOR PARTICIPATING PREFERRED STOCK (PAR VALUE $0.01 PER SHARE) OF TERRESTAR CORPORATION	C-1

i

FORWARD-LOOKING STATEMENTS

This Consent Solicitation Statement, including the documents incorporated by reference herein, contain forward-looking statements.  All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements.  These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.”  These forward-looking statements reflect our plans, expectations and beliefs and, accordingly, are subject to certain risks and uncertainties.  We cannot guarantee that any of such forward-looking statements will be realized.

You should carefully read this Consent Solicitation Statement, the documents incorporated by reference herein and our other filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our reports on Forms 10-Q and 10-K which will be filed in the future, as well as our other reports and filings with the SEC.

Our forward-looking statements are based on information available to us today, and we will not update these statements unless required by law.  Our actual results may differ significantly from the results discussed.

ii

           CONSENT SOLICITATION STATEMENT

The Board of Directors of TerreStar Corporation the (the “Board”), a Delaware corporation (“TerreStar” or the “Company”), is sending this Consent Solicitation Statement (“Consent Statement”) and the accompanying Consent Card (the “Consent Card”) to the holders of the outstanding shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), to take an Action by Written Consent of Stockholders in Lieu of a Special Meeting (the “Written Consent”) authorizing the following actions (the “Proposals”):

1.	Amendment to the Company’s Restated Certificate of Incorporation, the effect of which will increase our previously authorized 240,000,000 shares of Common Stock to 800,000,000.

2.
Amendment to the Company’s Restated Certificate of Incorporation by an amendment to the Certificate of Designations of the Company’s Series B Cumulative Convertible Preferred Stock (the “Series B Preferred”), including without limitation the amendment of the conversion price in respect of the securities issuable upon conversion of the Series B Preferred and the maturity date.

3.
Amendment to the Company’s Restated Certificate of Incorporation by an amendment to the Certificate of Designations of the Company’s Series E Junior Participating Preferred Stock (the “Series E Preferred”), including without limitation the amendment of the exchange ratio and anti-dilution protections in respect of the securities issuable upon conversion of the Series E Preferred.

The Company intends to distribute this Consent Statement and the accompanying Consent Card commencing on or about December [  ], 2009 to the holders of the Company’s Common Stock as of the close of business on the December 3, 2009 (“Record Stockholders”).  This date is referred to as the “Record Date.”

Only the Record Stockholders are entitled to consent, to withhold their consent, or to revoke their consent to the Proposals set forth in the Written Consent.  Record Stockholders are entitled to one vote for each outstanding share of Common Stock held on the Record Date.  As of the Record Date, there were [         ] issued and outstanding shares of Common Stock.

Consents that are dated, signed and delivered to the Company will remain effective unless and until revoked by written notice of revocation dated, signed and delivered to the Company at the address set forth above before the date and time consents sufficient to authorize the actions taken are delivered to the Company in accordance with the General Corporation Law of the State of Delaware (the “DGCL”).  Such authorizations of the actions can occur no earlier than December [   ], 2009.

The Proposals will be deemed approved by the Company’s common stockholders, if the holders of at least a majority of the outstanding shares of Common Stock as of the close of business on the Record Date deliver to the Company unrevoked written consents approving the Proposals within 60 days of the date the first dated consent is delivered to the Company.  Record Stockholders are requested to indicate their consent to the approval of the Proposals by signing and dating the Consent Card, checking each box on the Consent Card for the approval of the Proposals and delivering the Consent Card in the pre-paid envelope provided (or otherwise submitting the Consent Card by telephone or internet, as applicable).  Notice will be given to all nonconsenting stockholders if the Proposals are approved.

           QUESTIONS AND ANSWERS ABOUT THE CONSENT SOLICITATION

1.	Why did I receive this Consent Statement?

This Consent Statement and the enclosed Consent Card have been sent to the Record Stockholders because the Board is soliciting their vote on the following Proposals:

1.	Amendment to the Company’s Restated Certificate of Incorporation, the effect of which will increase our previously authorized 240,000,000 shares of Common Stock to 800,000,000.

2.
Amendment to the Company’s Restated Certificate of Incorporation by an amendment to the Certificate of Designations of the Series B Preferred, including without limitation the amendment of the conversion price in respect of the securities issuable upon conversion of the Series B Preferred and the maturity date.

3.
Amendment to the Company’s Restated Certificate of Incorporation by an amendment to the Certificate of Designations of the Series E Preferred, including without limitation the amendment of the exchange ratio and anti-dilution provisions in respect of the securities issuable upon conversion of the Series E Preferred.

Additional information regarding the Proposals is set forth below in this Consent Statement.

2.	What is the Record Date and what does it mean?

The Record Date for purposes of the Written Consent is December 3, 2009.  The Record Date is established by the Board as required by the DGCL and the Company’s By-Laws.  Owners of record at the close of business on the Record Date are entitled to:

•	receive the solicitation of the Written Consent; and

•	vote on the Proposals set forth in the Consent Statement.

3.	Why is the Company seeking to approve the Proposals through the Written Consent in lieu of holding a special meeting?

Pursuant to Section 228 of the DGCL and the Company’s Restated Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and delivered to the Company.

In order to eliminate the costs involved in holding a special meeting, and in order to effect the approval of the Proposals as early as possible, the Company’s Board resolved to proceed with the approval of the Proposals by written consent of the Company’s stockholders.

4.	Has the Board approved the Proposals?

Yes.  On November 12, 2009, the Board unanimously approved, declared advisable and recommended that the requisite stockholders of the Company approve the Proposals.

5.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Common Stockholder of Record

If your shares are registered directly in your name with our transfer agent Computershare, you are considered with respect to those shares to be the common stockholder of record and the Consent Statement is being sent directly to you by TerreStar.  As the stockholder of record, you have the right to grant your consent directly to us.  We have enclosed a Consent Card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares of Common Stock held in street name, and the Consent Statement is being forwarded to you by your broker, bank or nominee who is considered with respect to those shares the common stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or other nominee on whether to consent to the Proposals.  Your broker, bank or nominee has enclosed a consent instruction card for you to use in directing the broker or nominee regarding whether to consent to the Proposals.

6.	How can I consent to the Proposals?

Whether you hold your shares directly as the Record Stockholder or beneficially in street name, you may direct whether you consent to the Proposals.  If you are a Record Stockholder, you may consent by submitting a Consent Card (whether submitted by mail, telephone or internet, as applicable), which is accompanying this Consent Statement.  If you hold shares beneficially in street name, you may consent by submitting instructions to your broker, bank or nominee.  For directions on how to vote, please refer to the instructions below and those included on your Consent Card, or for shares held beneficially in street name, the Company refers you to the consent instructions provided by your broker, dealer or nominee.

7.	What securities will be voted in connection with the Written Consent?

The securities to be voted in connection with this Consent Statement consist of shares of Common Stock outstanding as of the Record Date, with each share entitling its record owner to one vote for each of the Proposals.

8.	Can I change or revoke my consent after I return my Consent Card?

Yes.  Even after you have submitted your Consent Card (whether submitted by mail, telephone, or Internet, as applicable), you may change or revoke your consent at any time before the date and time consents sufficient to authorize the actions taken are delivered to the Company in accordance with the DGCL.  Such authorization of the actions can occur no earlier than [       ], 2009.  Regardless of the way in which you submitted your Consent Card, you may change or revoke it, as applicable, by:

•
Returning a later-dated, signed Consent Card (whether submitted by mail, telephone or internet, as applicable) that is received by the Company or its agent before the date and time consents sufficient to authorize the actions taken are delivered to the Company in accordance with the DGCL.  Such authorization of the actions can occur no earlier than [      ], 2009; or

•
Delivering a written notice of revocation to Computershare, 250 Royall Street, Canton, Massachusetts 02021 before the date and time consents sufficient to authorize the actions taken are delivered to the Company in accordance with the DGCL.  Such authorization of the actions can occur no earlier than [    ], 2009.

If your shares are held through a broker or other nominee, you will need to contact that institution if you wish to change your consent instructions or revoke your consent.

9.	Why is my approval being asked to amend the Restated Certificate Incorporation of the Company?

Under the DGCL, an amendment to the certificate of incorporation of a company requires approval by both the board of directors and a majority of the voting power of the outstanding shares entitled to vote.  Any proposed amendment to the certificate of incorporation that would increase or decrease the authorized shares of a class of stock, increase or decrease the par value of the shares of a class of stock, or alter or change the powers, preferences or special rights of the shares of a class of stock so as to affect them adversely requires approval of the holders of a majority of the outstanding shares of the affected class, voting as a separate class, in addition to the approval of a majority of the voting power of the outstanding shares entitled to vote on that proposed amendment.

Furthermore, NASDAQ Rule 5635 limits the number of shares of Common Stock that we can issue pursuant to certain transactions without the prior approval of our stockholders.  Generally, Rule 5635 requires the Company to obtain stockholder approval prior to issuing or agreeing to issue shares of Common Stock in an amount equaling or exceeding 20% of the number of shares of Common Stock outstanding immediately prior to issuance, under certain circumstances.  So as to ensure compliance with all NASDAQ corporate governance requirements, including Rule 5635, we are soliciting consents from our stockholders for the approval of Proposal 1 to increase our previously authorized shares of Common Stock to 800,000,000.

10.	How many shares of Voting Securities are required to approve the Proposals?

Pursuant to TerreStar’s Restated Certificate of Incorporation, Proposals 1, 2 and 3 require for approval the affirmative written consent of holders of at least a majority of the outstanding shares of Common Stock as of the close of business on the Record Date.  As of the Record Date, there were [           ] shares of the Common Stock outstanding.  Each share of the Common Stock is entitled to one vote.  Thus, the affirmative written consent of holders of at least [            ] (50.1%) shares of Common Stock held is required to approve Proposals 1, 2 and 3, respectively.  In addition, the affirmative written consent of the holders of at least a majority of the outstanding shares of the Series B Preferred and the Series E Preferred, respectively, voting in each case as a separate class, is required to approve the amendments to the certificate of designations of the Series B Preferred as set forth in Proposal 2 and the certificate of designations of the Series E Preferred as set forth in Proposal 3, respectively.  The Company is seeking the necessary consents from the holders of the Series B Preferred and the Series E Preferred separately from the solicitation of consents pursuant to this Consent Statement.

11.	Will I be able to ask questions of the Company’s public accountants?

No.  Ernst & Young, which is serving as the Company’s public accounting firm for the year ended December 31, 2009, will not be available to answer questions in connection with the Written Consent.  However, the Company will invite representatives of Ernst & Young to participate in the annual meeting of stockholders.  If representatives of Ernst & Young attend the annual meeting of the stockholders, they will have the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

12.	If I vote against the proposals, will I have appraisal rights?

Under the DGCL and our Restated Certificate of Incorporation, common stockholders will not be entitled to dissenter’s rights or appraisal rights with respect to the Proposals.

13.	How can I submit a stockholder proposal for the 2010 annual meeting of stockholders?

To be considered for inclusion in our proxy statement and form of proxy for the 2010 annual meeting stockholder proposals must be received at our offices by February 19, 2010 (the date that is 120 days prior to the one year anniversary of the mailing of our 2009 annual meeting proxy statement). Proposals must meet all of the requirements of the SEC and our Amended and Restated Bylaws to be eligible for inclusion in our 2010 proxy materials, and must be submitted in writing delivered or mailed to the Secretary, TerreStar Corporation, 12010 Sunset Hills Road, Reston, Virginia 20190. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2010 annual meeting of stockholders any stockholder proposal which may be omitted from the Company’s proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

           BACKGROUND REGARDING THE CONSENT SOLICITATION

This Consent Statement is distributed in connection with the exchange offers, which were commenced on November 16, 2009 and are scheduled to expire on December 15, 2009, by TerreStar and TerreStar Holdings Inc., a Delaware corporation and a direct wholly-owned subsidiary of TerreStar (“Holdings” and, together with TerreStar and TSN (as defined below), the “Companies”), whereby TerreStar and Holdings are offering to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) (i) all 90,000 outstanding shares of Series A Cumulative Convertible Preferred Stock of TerreStar (“Series A Preferred”) for up to 90,000 shares of Series F Preferred Stock of Holdings (“Sub Series F Preferred”), (ii) all 318,500 outstanding shares of Series B Preferred for up to 318,500 shares of Sub Series F Preferred and (iii) all 1,200,000 outstanding shares of Series E Preferred for up to 300,000 shares of Series G Junior Preferred Stock of Holdings (“Sub Series G Preferred”).  Additionally, TerreStar Networks Inc., a Delaware corporation and an indirect majority-owned subsidiary of TerreStar (“TSN”) and the Company are proposing to amend all outstanding $167.0 million (as of September 30, 2009) aggregate principal amount of 6.5% Senior Exchangeable PIK Notes due 2014 (the “6.5% Notes”) in the form of a supplemental indenture (the “6.5% Notes Supplement”) to the indenture governing the 6.5% Notes (the “6.5% Notes Indenture”) upon the receipt of certain consents.

Upon consummation of the Exchange Offers, Holdings will also issue 150,000 shares of the Sub Series G Preferred to each of (i) EchoStar Corporation or its affiliates (“EchoStar”), and (ii) Harbinger Capital Partners or its affiliates  (“Harbinger”), for a total additional issuance of 300,000 shares of Sub Series G Preferred, in exchange for their waiver of certain Fundamental Corporate Transaction Approval Rights, as set forth in the applicable certificates of designations, in respect of the Exchange Offers, as holders of TerreStar’s Series C Preferred Stock (“Series C Preferred”) and TerreStar’s Series D Preferred Stock (“Series D Preferred”) and holders of TSN’s Series A Preferred Stock (“TSN Series A Preferred”) and TSN’s Series B Preferred Stock (“TSN Series B Preferred,” and together with the TSN Series A Preferred, the “TSN Series A&B Preferred”) and their consents under certain other agreements and arrangements (the “Consent Payment”).  Harbinger, as the holder of the Series D Preferred and the TSN Series B Preferred, has the right, for so long as Harbinger beneficially owns at least 10% of the Common Stock (as defined below) on a fully-diluted basis, to nominate two directors to the board of directors of each of TerreStar and TSN, and to approve certain fundamental corporate actions of TerreStar and TSN, and, for so long as Harbinger beneficially owns at least 5% of the Common Stock on a fully-diluted basis, Harbinger has the right to nominate one director to the board of directors of each of TerreStar and TSN.  EchoStar, as the holder of the Series C Preferred and the TSN Series A Preferred, has the same rights under the same circumstances.

As part of the Exchange Offers, TerreStar is soliciting consents from holders of the Series B Preferred regarding the proposed amendments to the Certificate of Designations of the Series B Preferred (the “Series B Preferred Amendments”) discussed in Proposal 2.  Additionally, in connection with the 6.5% Notes Supplement, TerreStar and TSN are also soliciting consents to certain amendments to the 6.5% Notes Indenture (the “6.5% Notes Amendments,” and, together with the Series B Preferred Amendments, the “Proposed Amendments”).  Also, TerreStar, TSN and Holdings are soliciting consents for the approval by holders of the 6.5% Notes of the Exchange Offers and Solicitation and all of the transactions contemplated thereby (the “6.5% Noteholders’ Approval”).  For the purposes of this Consent Statement, we refer to the solicitations for the 6.5% Noteholders’ Approval and Proposed Amendments as the “Solicitation,” and, together with the Exchange Offers, the “Exchange Offers and Solicitation.”  In addition to the consents being sought pursuant to the Solicitation, the Company is also separately seeking to obtain the consent of the holders of at least a majority of the issued and outstanding shares of the Series E Preferred in connection with Proposal 3 (the “Series E Consent”) and will be obtaining the consents of EchoStar and Harbinger (the “Additional Consents”) to the consummation of the Exchange Offers and Solicitation and all transactions contemplated thereby, including without limitation Proposals 1, 2 and 3, as necessary, in exchange for the Consent Payments, as set forth above.  The Exchange Offers and Solicitation are being made to all holders of the applicable securities, including EchoStar and Harbinger, who may be deemed affiliates of the Company.

Upon successful consummation of the Exchange Offers and Solicitation, Holdings will own of record and hold as fiduciary, for the benefit of the holders of the Sub Series F Preferred and Sub Series G Preferred, respectively, the Series B Preferred, as amended (the “Parent Amended Series B Preferred”), and the Series E Preferred, as amended (the “Parent Amended Series E Preferred”).  Therefore, even after the consummation of the Exchange Offers, holders of Sub Series F Preferred will continue to be entitled to all of the rights of a holder of Parent Amended Series B Preferred as though the Sub Series F Preferred holder was both the beneficial and record owner of an equal number of shares of the Parent Amended Series B Preferred as such holder owns of the Sub Series F Preferred.  Similarly, holders of Sub Series G Preferred will continue to be entitled to all of the rights of a holder of Parent Amended Series E Preferred as though the Sub Series G Preferred holder was both the beneficial and record owner of an equal number of shares of the Parent Amended Series E Preferred as such holder owns of the Sub Series G Preferred.  Accordingly, holders of Sub Series F Preferred and Sub Series G Preferred, as beneficial owners of Parent Amended Series B Preferred and Parent Amended Series E Preferred, respectively, may cause the conversion of their respective securities into shares of Common Stock.

Further, upon successful consummation of the Exchange Offers, the 6.5% Notes will be amended per the terms set forth in the 6.5% Notes Supplement.  Currently, the 6.5% Notes are exchangeable for shares of Common Stock, except for the 6.5% Notes held by Harbinger which are exchangeable for shares for Series E Preferred (each of which is currently convertible into 25 shares of Common Stock).  For each $1,000 of principal amount thereof, the 6.5% Notes are exchangeable for 179.400 shares of Common Stock, except for the 6.5% Notes held by Harbinger, each $1,000 of which is exchangeable for 7.176 shares of Series E Preferred.  After giving effect to the 6.5% Notes Amendments, each $1,000 of principal amount of amended 6.5% Notes shall be exchangeable for a number of shares of Sub Series G Preferred equal to (i) 1,000, divided by (ii) the product of (a) 100 and (b) the product of (x) the average of the closing price of a share of Common Stock over the ten (10) trading day period ending three (3) days immediately prior to the close of the proposed Exchange Offers and (y) 125%.  The holders of the Sub Series G Preferred will beneficially own the Parent Amended Series E Preferred, which in turn, shall be convertible into shares of Common Stock based upon the conversion rate set forth in the Certificate of Designations for the Parent Amended Series E Preferred.  The 6.5% Notes Supplement will also effect, among other things, an amendment to the anti-dilution provisions of the 6.5% Note to reflect the new securities underlying the exchange of the 6.5% Notes.

           AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, THE
EFFECT OF WHICH WILL INCREASE OUR PREVIOUSLY AUTHORIZED 240,000,000 SHARES OF
COMMON STOCK TO 800,000,000
(Proposal 1)

The Board has unanimously approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 240,000,000 to 800,000,000.

Holders of Common Stock are entitled to one vote per share for each share held of record on all matters submitted to a vote of stockholders and are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor.  After satisfaction of the dividend rights of holders of any outstanding preferred stock, holders of Common Stock will be entitled to any dividend declared by the Board out of funds legally available for this purpose.  However, it is not anticipated that any cash dividends will be paid on the Common Stock for the foreseeable future.  Upon a liquidation, dissolution or winding up of TerreStar, holders of Common Stock will have the right to a ratable portion of assets remaining after payment of liabilities and any payments due to holders of outstanding preferred stock.  The holders of Common Stock have no preemptive rights and the rights, preferences and privileges of holders of Common Stock may be adversely affected by the rights of the holders of shares of any series of preferred stock that we may designate and issue in the future.

Stockholders are asked to consider and vote upon this amendment.  The Board recommends that stockholders vote FOR Proposal 1.

Reasons for Proposal 1

Currently, the Company is authorized to issue up to 240,000,000 shares of Common Stock.  Of the 240,000,000 shares authorized, as of the Record Date, there were [            ] shares issued and outstanding.  Upon the successful consummation of the Exchange Offers, holders of the Sub Series F Preferred and Sub Series G Preferred (including shares held as result of the exchange of the amended 6.5% Notes into shares of Sub Series G Preferred and shares held as result of the Consent Payment to EchoStar and Harbinger, respectively) who beneficially own, respectively, the Parent Amended Series B Preferred and the Parent Amended Series E Preferred, as discussed above, may (i) cause the conversion of the Parent Amended Series B Preferred into shares of Common Stock of the Company and (ii) cause the conversion of the Parent Amended Series E Preferred into shares of Common Stock of the Company.  If such conversion of shares were to occur, the current number of shares of Common Stock authorized would be insufficient.  Therefore, the Board has proposed the increase in the number of authorized shares of Common Stock in order to provide a sufficient number of shares of Common Stock that would be necessary upon the conversion of all Parent Amended Series B Preferred shares and all Parent Amended Series E Preferred shares and, in addition, to provide a sufficient number of additional shares of Common Stock to be available for the future issuance of Common Stock for securities exercisable for, or convertible into, shares of Common Stock in circumstances which the Board believes will advance the interests of the Company and its stockholders.

Ability of the Board to Issue Shares; Effect of Proposal 1 on Stockholders

If Proposal 1 is approved by the requisite stockholders (including pursuant to the Additional Consents, as necessary), the additional shares of Common Stock authorized by the amendment may be issued from time to time upon conversion of shares of the Company’s other securities, as set forth above, without further approval by the stockholders unless required by applicable law, rule or regulation.  Shares of Common Stock may be issued for such consideration as the Board may determine and as may be permitted by applicable law.  If the stockholders approve Proposal 1 to amend the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, you may be substantially diluted by future issuances.  See “Proposal 2—Effect of Proposal 2 on Shareholders” and “Proposal 3—Effect of Proposal 3 on Shareholders.”

Effective Date of Amendment to Restated Certificate of Incorporation Pursuant to Proposal 1

If approved by the requisite stockholders (including pursuant to the Additional Consents, as necessary), it is anticipated that the amendment to the Restated Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which filing is expected to occur simultaneously with the consummation of the Exchange Offers and Solicitation.  However, even if the proposed amendment is approved by the requisite stockholders, our Board may, in its discretion, determine to abandon the proposed amendment after the stockholder approval of Proposal 1 but prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

           APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF
INCORPORATION OF TERRESTAR BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES B
PREFERRED, INCLUDING, WITHOUT LIMITATION, THE AMENDMENT OF THE CONVERSION
PRICE IN RESPECT OF THE SECURITIES ISSUABLE UPON CONVERSION OF THE SERIES B
PREFERRED AND THE MATURITY DATE
(Proposal 2)

The Board has unanimously approved an amendment to the Company’s Restated Certificate of Incorporation by an amendment to the Certificate of Designations for the Series B Preferred, which will amend, among other things, the conversion price in the current Certificate of Designations for the Series B Preferred and the maturity date.

Summary of Proposal 2

Certain material terms of the Parent Amended Series B Preferred are different from and may be considered less favorable to the holders thereof than those of the original Series B Preferred.  The following chart outlines certain differences in such material terms, which is qualified in its entirety by reference to the respective certificates of designations of the Series B Preferred and the Parent Amended Series B Preferred.

Rights of Series B Preferred	Rights of the Parent Amended Series B Preferred
Maturity Date—The Series B Preferred matures and become mandatorily redeemable by TerreStar on April 15, 2010.	Maturity Date—Parent Amended Series B Preferred matures and becomes mandatorily redeemable by TerreStar on June 30, 2014.
Dividends—Holders of Series B Preferred are entitled to dividends payable in cash at a rate of 5.25% per annum or shares of Common Stock at a rate of 6.25% per annum.  Accumulation of dividends, instead of payment thereof, for two (2) or more periods will trigger the Board election rights described above.

Dividends—Holders of Parent Amended Series B Preferred, are entitled to dividends payable in cash or shares of Common Stock at a rate of 7% per annum.  Accumulation of dividends, instead of payment thereof, for two (2) or more periods will trigger the Board election rights described above.

Board Rights—Holders of the Series B Preferred are entitled, together with the holders of any parity securities, acting as a single class, to elect a majority of directors to the Board upon the occurrence of certain triggering events.

Board Rights—The holders of the Parent Amended Series B Preferred will have the right as a class, to elect a majority of the Board upon the occurrence of certain triggering events.
Conversion—Holders of the Series B Preferred are entitled to receive on conversion of the Series B Preferred a number of shares of Common Stock equal to the Series B Liquidation Amount divided by the market value per share of  Common Stock on the date the Series B Preferred was issued, plus a premium of 97.2% (based on TerreStar’s Common Stock closing price of $16.90 on October 25, 2005, the date on which the Series B Preferred was originally issued).

Conversion—The holders of the of the Parent Amended Series B Preferred, are entitled to receive upon conversion of the Parent Amended Series B Preferred, a number of shares of Common Stock equal to the Parent Amended Series B Liquidation Amount divided by the product of (i) the average of the closing prices of a share of Common Stock over the ten (10) trading day period ending three (3) days immediately prior to the close of the proposed Exchange Offers and Solicitation and (ii) 125%, but in no event less than the market value as of such date as calculated in accordance with the rules of the Nasdaq National or Small Cap Market System.

Reasons for Proposal 2

The amendment to the Restated Certificate of Incorporation by amendment to the Certificate of Designations for the Series B Preferred is being conducted in connection with the Exchange Offers and Solicitation.  The Exchange Offers and Solicitation are being conducted in an effort to simplify the Company’s consolidated capital structure and extend the maturity of the Series A Preferred and Series B Preferred.  If the Exchange Offers and Solicitation are successfully consummated, including without limitation the Series B Preferred Amendments, the maturity date in respect of the Series B Preferred and the Series A Preferred will be extended until June 30, 2014 (from April 15, 2010), which will enable the Company to better fulfill its debt obligations and more effectively raise additional capital.  The Series B Preferred Amendments will effect, among other things, a change in the maturity date of the Series B Preferred, a change in the dividend rate of the Series B Preferred and a change in the conversion price of the Series B Preferred to more closely reflect the current market value of the Common Stock than does the conversion price under the original Series B Preferred.

Effect of Proposal 2 on Stockholders

If Proposal 2 is approved by the requisite stockholders (including pursuant to the Additional Consents, as necessary, and by the holders of a majority of the shares of the Series B Preferred outstanding, in each case voting as a separate class), the maturity date in respect of the Series B Preferred and the Series A Preferred (because the Series A Preferred, which will be exchanged for shares of Sub Series F Preferred, which will beneficially own the Parent Amended Series B Preferred) will be extended until June 30, 2014 from April 15, 2010, which will enable the Company to better fulfill its debt obligations and more effectively raise additional capital.  However, the Series B Preferred Amendments will also effect, among other things, an increase in the dividend rate of the Series B Preferred and a change in the conversion price of the Series B Preferred to more closely reflect the current market value of the Common Stock than does the conversion price under the original Series B Preferred.  Because of the more favorable conversion price of the Parent Amended Series B Preferred and the higher dividend payment rate, more shares of Common Stock shall be issuable upon conversion of the Parent Amended Series B Preferred than upon conversion of the original Series B Preferred, which may substantially dilute the current holders of shares of Common Stock.

The following illustrates the dilution you may face as a result of Proposal 2:

The number of shares of Common Stock issuable upon conversion of shares of the original Series B Preferred (including the October 15, 2009 dividend that was accrued at the 6.25% Common Stock rate and not paid), based upon a conversion price of $33.33 (based on a 97.2% premium to TerreStar’s Common Stock closing price of $16.90 on October 25, 2005, the date on which the Series B Preferred was originally issued), is 9,854,579.  The number of shares of Common Stock issuable upon conversion of shares of the Parent Amended Series B Preferred (including the October 15, 2009 dividend that was accrued at the 6.25% Common Stock rate and not paid), based upon a conversion price of  $1.56 is 210,210,000.  The $1.56 conversion price assumes, that for purposes of this illustration, a 25% premium to a $1.25 average closing price of shares of Common Stock over the ten trading day period ending three days immediately prior to the close of the proposed Exchange Offers and Solicitation.

Effective Date of Amendment to Certificate of Incorporation Pursuant to Proposal 2

If approved by the requisite stockholders (including pursuant to the Additional Consents, as necessary, and by a majority of the outstanding shares of the Series B Preferred, in each case voting as a separate class) and approved by the holders of the Series B Preferred pursuant to the Exchange Offers and Solicitation, it is anticipated that the amendment to the Company’s Restated Certificate of Incorporation will become effective upon the filing of an Amended and Restated Certificate of Designations for the Series B Preferred with the Secretary of State of the State of Delaware, which filing is expected to occur simultaneously with the consummation of the Exchange Offers and Solicitation.  However, even if the proposed amendment is approved by the requisite stockholders, our Board may, in its discretion, determine to abandon the proposed amendment after stockholder approval of Proposal 2 but prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2 TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES B PREFERRED.

           APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF
TERRESTAR BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES E
PREFERRED, INCLUDING, WITHOUT LIMITATION, THE AMENDMENT OF THE EXCHANGE
RATIO AND ANTI-DILUTION PROTECTIONS IN RESPECT OF THE SECURITIES ISSUABLE UPON
CONVERSION OF THE SERIES E PREFERRED
(Proposal 3)

The Board has unanimously approved, an amendment to the Company’s Restated Certificate of Incorporation by an amendment to the Company’s Certificate of Designations for the Series E Preferred, which will amend, among other things, the exchange ratio and anti-dilution protections in respect of the Series E Preferred.

Summary of Proposal 3

Certain material terms of the Parent Amended Series E Preferred are different from and may be considered less favorable to the holders thereof than those of the original Series E Preferred.  The following chart outlines certain differences in such material terms, which is qualified in its entirety by reference to the respective certificates of designations of the Series E Preferred and the Parent Amended Series E Preferred.

Rights of Series E Preferred	Rights of the Parent Amended Series E Preferred
Restrictions on Transfer—The Certificate of Designations for the Series E Preferred contains no express prohibitions on transfer.
Restrictions on Transfer—The Certificate of Designations of the Parent Amended Series E Preferred contains an express prohibition on transfer to any entity other than a Related Party of the holders, as defined in the certificate of designations for the Parent Amended Series E Preferred.

Conversion—Each share of Series E Preferred is convertible into 25 shares of Common Stock.	Conversion—Each share of the Parent Amended Series E Preferred, is convertible into 100 shares of Common Stock.
Anti-Dilution Provisions—The anti-dilution protections provided in the Series E Preferred Certificate of Designations provide for adjustment of the number of shares of Common Stock into which the Series E Preferred is convertible in the event that the Company declares or pays any dividend on the Common Stock payable in shares of Common Stock or effects a subdivision or combination or consolidation of the outstanding shares of Common Stock.

Anti-Dilution Provisions—The anti-dilution protections in the Parent Amended Series E Preferred will be amended so as to be generally comparable to the anti-dilution provisions contained in the 6.5% Notes Indenture.  In particular, the Parent Amended Series E Certificate of Designations provides for the adjustment of the number of shares of Common Stock into which the Parent Amended Series E is convertible upon dividends or other distributions to holders of Common Stock payable in shares of Common Stock, or cash, subdivisions, combinations or evidences of indebtedness or other assets to the holders of Common Stock and upon certain tender offers or exchange offers of the  Common Stock.

Reasons for Proposal 3

The amendment to the Restated Certificate of Incorporation by amendment to the Certificate of Designations for the Series E Preferred is being conducted in connection with the Exchange Offers and Solicitation.  The Exchange Offers and Solicitation are being conducted in an effort to simplify the Company’s consolidated capital structure and extend the maturity of the Series A Preferred and Series B Preferred.  Pursuant to the 6.5% Notes Indenture, the 6.5% Noteholders’ Approval is required in order to consummate the Exchange Offers and Solicitation.  In order to obtain the 6.5% Noteholders’ Approval, the Companies have agreed to amend the 6.5% Notes whereby, among other things, the securities for which the 6.5% Notes are exchangeable are changed from Common Stock or Series E Preferred, as applicable, to Sub Series G Preferred which, by virtue of its beneficial ownership of the Parent Amended Series E Preferred, will be convertible into Common Stock.  In addition, the 6.5% Notes Amendments change the exchange ratio in respect of the 6.5% Notes such that it is more favorable to the 6.5% Notes holders.  The amendments to the Certificate of Designations for the Series E Preferred pursuant to Proposal 3 are to effect the changes to the exchange ratio of the 6.5% Notes as contemplated by the 6.5% Notes Amendments and the changes to the anti-dilution provisions in the Certificate of Designations of the Series E Preferred are necessary to afford the 6.5% Notes holders the same protections against dilution following the effectiveness of the 6.5% Notes Amendments to which they are currently entitled under the 6.5% Indenture.

Effect of Proposal 3 on Stockholders

Currently, the 6.5% Notes are exchangeable for shares of Common Stock, except for the 6.5% Notes held by Harbinger which are exchangeable for shares of Series E Preferred (each of which is currently convertible into 25 shares of Common Stock).  For each $1,000 of principal amount thereof, the 6.5% Notes are exchangeable for 179.400 shares of Common Stock, except for the 6.5% Notes held by Harbinger, each $1,000 of principal amount of which is exchangeable for 7.716 shares of Series E Preferred.  After giving effect to the 6.5% Notes Amendments, each $1,000 of principal amount of amended 6.5% Notes, shall be exchangeable for a number of shares of Sub Series G Preferred equal to (i) 1,000, divided by (ii) the product of (a) 100 and (b) the product of (x) the average of the closing price of shares Common Stock over the ten trading day period ending three days immediately prior to the close of the proposed Exchange Offers and Solicitation and (y) 125%.  Such change will result in a conversion ratio in respect of the 6.5% Notes into Common Stock equivalent to the conversion ratio in respect of the Parent Amended Series B Preferred into Common Stock.  The holders of the Sub Series G Preferred will beneficially own the Parent Amended Series E Preferred, which in turn, shall be convertible into shares of Common Stock based upon the conversion rate set forth in the Certificate of Designations for the Parent Amended Series E Preferred.  As discussed above, the holders of the 6.5% Notes Amendments will also effect, among other things, an amendment to the anti-dilution provisions of the 6.5% Notes Indenture to reflect the new securities underlying the exchange of the amended 6.5% Notes  The amendments pursuant to Proposal 3 will amend, among other things, the conversion ratio and anti-dilution provisions of the Certificate of Designations of the Series E Preferred to be consistent with the 6.5% Notes Amendments.

Subject to the successful consummation of the Exchange Offers and Solicitation, the 6.5% Notes will be made more favorable to such 6.5% Notes holder, permitting such amended 6.5% Notes holder to ultimately convert each $1,000 of principal amount of amended 6.5% Notes into more shares of Common Stock than under the original 6.5% Notes.  Additionally, the anti-dilution protections in respect of the Common Stock will provide for an adjustment of the number of shares of Common Stock into which the Parent Amended Series E Preferred is convertible upon dividends or other distributions to holders of Common Stock payable in shares of Common Stock, or cash, subdivisions, combinations or evidences of indebtedness or other assets to the holders of Common Stock and upon certain tender offers or exchange offers of the Common Stock.  While the conversion ratio will be made more favorable under the Certificate of Designations for the Parent Amended Series E Preferred than under the Certificate of Designations for the original Series E Preferred, due to the exchange ratio of one share of Series E Preferred to 0.25 shares of Sub Series G Preferred under the Exchange Offer, shares of Sub Series G Preferred issued as part of the Exchange Offer for shares of Series E Preferred, which are ultimately converted into shares of Common Stock, shall not result in more shares of Common Stock being issued than under the original Series E Preferred.  However, because of the more favorable conversion ratio and anti-dilution protections that will result from the amendment to the Certificate of Designations of the Series E Preferred and the 6.5% Notes Amendments, shares of the Parent Amended Series E Preferred, which are issued in connection with the Consent Payment and the exchange of the amended 6.5% Notes, beneficially owned by holders of the Sub Series G Preferred, shall result in more shares of Common Stock being issuable upon conversion, which may substantially dilute the current holders of shares of Common Stock.

The following illustrates the dilution you may face as a result of this Proposal 3:

The number of shares of Common Stock issuable upon conversion of the $167.0 million (as of September 30, 2009) of the 6.5% Notes (assuming the existing conversion rate of 179.400 shares of Common Stock for each $1,000 of principal amount) and the 1,200,000 shares of the original Series E Preferred (assuming the existing conversion rate of 25 shares of Common Stock for each share of Series E Preferred) is 59,962,453.  The number of shares of Common Stock issuable upon conversion of the $167.0 million (as of September 30, 2009) of the amended 6.5% Notes (assuming an amended conversion rate of 6.400 shares), of Sub Series G Preferred for each $1,000 of principal amount of amended 6.5% Notes and the 600,000 shares of Sub Series G Preferred (including shares issued in the exchange of the existing Series E Preferred and for the Consent Payment) outstanding at the close of the Exchange Offers and Solicitation (assuming the amended conversion rate of 100 shares of Common Stock for each share of Parent Amended Series E Preferred) is 166,889,466.  The amended conversion rate of 6.400 shares of Sub Series G Preferred for each $1,000 of principal amount of amended 6.5% Notes assumes that, for purposes of this illustration, the average closing price of shares of Common Stock over the ten (10) trading day period ending three (3) days immediately prior to the close of the proposed Exchange Offers and Solicitation is $1.25.

Effective Date of Amendment to Certificate of Incorporation Pursuant to Proposal 3

If approved by the requisite stockholders (including pursuant to the Additional Consents, as necessary, and by two-thirds vote of the outstanding shares of the Series E Preferred, voting in each case as a separate class) and approved by the holders of the Series E Preferred, it is anticipated that the amendment to the Company’s Restated Certificate of Incorporation will become effective upon the filing of an Amended and Restated Certificate of Designations for the Series E Preferred with the Secretary of State of the State of Delaware, which filing is expected to occur simultaneously with the consummation of the Exchange Offers and Solicitation.  However, even if the proposed amendment is approved by the requisite stockholders, our Board may, in its discretion, abandon the proposed amendment after the stockholder approval of Proposal 3 but prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3 TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES E PREFERRED.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of November 23, 2009 (unless otherwise indicated), by:

•	each person known by us to be a beneficial owner of five percent (5%) or more of our Common Stock;

•	each current director;

•	each executive officer named in the summary compensation table in Item 11 of our Annual Report for the fiscal year ended December 31, 2008;

•	each current executive officer; and

•	all current directors and executive officers as a group.

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (that is, the power to dispose of, or to direct the disposition of, a security).  In addition, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.  The number of shares beneficially owned by each stockholder is determined according to the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under current rules, “beneficial ownership” includes any shares as to which the individual or entity has sole or shared voting power or investment power.  As a consequence, several persons may be deemed to be the “beneficial owners” of the same securities.

Each of the stockholders named in this table has sole voting and investment power with respect to the common shares shown as “beneficially owned.”  The percentage ownership of each stockholder is calculated based on 139,594,035 shares of Common Stock outstanding as of November 20, 2009.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Directors and Executives Officers
Jeffrey Epstein (1)	719,094	*
Vincent Loiacono (2)	135,000	*
Dennis Matheson (3)	600,183	*
Douglas Brandon (4)	150,000	*
William Freeman, Chairman of the Board (5)	75,600	*
David Andonian, Director (6)	62,000	*
David Rayner, Director (7)	25,000	*
Jacques Leduc, Director (6)	62,000	*
Eugene Davis, Director (8)	25,000	*
David Meltzer, Director (9)	57,000	*

Dean Olmstead, Director (7)	25,000	*
Current Directors and Officers as a Group (10 persons)	1,935,877	*

Other 5% Stockholders
Harbinger Capital Partners (9)	87,673,303	47.7%
EchoStar Corporation (10)	39,180,172	26.3%
Solus Alternative Asset Management (11)	12,190,414	8.4%

*  Less than 1%.

Share ownership reflects options to purchase common shares exercisable within 60 days of the date hereof.

(1)
Includes 47,222 shares of vested restricted common shares, 519,722 shares of non-vested restricted common shares, 30,000 shares purchased on the open market and 122,150 options to purchase common shares.  The non-vested common shares are subject to repurchase by the Company in the event of termination of service.

(2)	Includes non-vested restricted common shares. The non-vested restricted common shares are subject to repurchase by the Company in the event of termination of service.

(3)
Includes 12,133 shares of vested restricted common shares, 186,716 shares of non-vested restricted common shares, 41,000 shares purchased on the open market and 360,334 options to purchase common shares.  The non-vested restricted common shares are subject to repurchase by the Company in the event of termination of service.  Mr. Matheson is an executive officer of our subsidiary TerreStar Networks Inc.

(4)
Includes 10,000 shares of vested restricted common shares and 140,000 shares of non-vested restricted common shares.  The non-vested restricted common shares are subject to repurchase by the Company in the event of termination of service.

(5)	Includes options to purchase common shares.

(6)
Includes 24,000 shares of vested restricted common shares, 6,000 shares of non-vested restricted common shares and 32,000 options to purchase common shares.  The non-vested restricted common shares are subject to repurchase by the Company in the event of termination of service.

(7)
Includes 8,000 vested restricted common shares, 12,000 non-vested restricted common shares and 5,000 options to purchase common shares.  The non-vested common shares are subject to repurchase by the Company in the event of termination of service.  Messrs. Olmstead and Rayner expressly disclaimed beneficial ownership of any shares not directly owned by them.

(8)
Includes 8,000 vested restricted common shares, 12,000 non-vested restricted common shares and 5,000 options to purchase common shares.  The non-vested common shares are subject to repurchase by the Company in the event of termination of service.

(9)
Includes 20,000 vested restricted common shares, 5,000 non-vested restricted common shares and 32,000 options to purchase common shares.  The non-vested restricted common shares are subject to repurchase by the Company in the event of termination of service.

(10)
Funds Affiliated with Harbinger Capital Partners Master Fund I, Ltd.  Pursuant to a Schedule 13D/A dated October 16, 2009, as filed with the Commission, Harbinger Holdings LLC reported it had shared voting and dispositive power over 87,673,303 common shares, including 1,886 shares issuable upon exercise of warrants, 4,894,143 shares issuable upon conversion of shares of Series B Preferred Stock and approximately 30,000,000 shares issuable upon conversion of shares of Series E Preferred Stock.  Each of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners LLC reported shared voting and dispositive power over 63,581,587 common shares.  Each of Harbinger Capital Partners Special Situations Fund, L.P. and Harbinger Capital Partners Special Situations GP, LLC reported shared voting and dispositive power over 24,091,716 common shares.  Philip Falcone reported shared voting and dispositive power over 87,673,303 common shares.  The mailing address of Philip Falcone is 450 Park Avenue, 30th Floor, New York, New York, 10022.

(11)
EchoStar Corporation.  Pursuant to a Schedule 13D dated June 19, 2008, as filed with the Commission, EchoStar Corporation reported it had shared voting and dispositive power over 39,180,172 shares, including 9,180,172 shares of common shares issuable upon the conversion of its Exchangeable Notes.

(12)
Solus Alternative Capital Asset Management LP.  Pursuant to a Schedule 13G/A dated February 17, 2009, as filed with the Commission, Solus Alternative Asset Management LP reported that as of December 31, 2008, it had shared voting and dispositive power over 12,190,414 common shares, of which 6,926,609 were held as common shares and the remainder were held as notes and convertible preferred stock which are convertible into 5,263,805 common shares.

The address for all officers and directors is c/o TerreStar Corporation, 12010 Sunset Hills Road, Reston, Virginia 20190.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

 The following unaudited Pro Forma Condensed Consolidated Balance Sheet of TerreStar Corporation as of September 30, 2009 gives effect to the consummation of the Exchange Offers and Solicitation and the approval of the Proposals contemplated by this Consent Statement. The unaudited Pro Forma Condensed Consolidated Statements of Operations of TerreStar Corporation for the twelve month and nine month periods ended December 31, 2008 and September 30, 2009, respectively, present the results of operations of TerreStar Corporation as if the Exchange Offers and Solicitation and the Proposals contemplated by this Consent Statement were completed or approved, respectively, as of January 1, 2008, the beginning of our 2008 fiscal year. Pro forma adjustments related to the pro forma statements of operations include adjustments which give effect to events that are directly attributable to the Exchange Offers and Solicitation and the Proposals and which are expected to have a continuing impact on us.

        The information below is not necessarily indicative of what our results of operations or financial condition would have been had the Exchange Offers and Solicitation and the Proposals been completed as of January 1, 2008. In addition, the information is not indicative of our future results of operations or financial condition. This unaudited Pro Forma financial information should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and our audited financial statements for the fiscal year ended December 31, 2008, as filed in our Annual Report on Form 10-K, as amended, and our unaudited financial statements for the fiscal quarter ended September 30, 2009, as filed in our Quarterly Report on Form 10-Q, which are incorporated by reference herein and are being delivered to you with this Consent Statement, respectively.

TERRESTAR CORPORATION Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2009 (in thousands) Unaudited
	Historical September 30, 2009	Pro Forma Adjustment	Pro Forma September 30, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$72,337	$	$72,337

TERRESTAR CORPORATION
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2009
(in thousands)
Unaudited

	Historical September 30, 2009	Pro Forma Adjustment		Pro Forma September 30, 2009
Deferred issuance costs	4,485	(2,453)	(2)	2,032
Prepaid and other current assets	4,148			4,148
Total current assets	80,970	(2,453)		78,517

Property and equipment, net	900,645			900,645
Intangible assets, net	345,809			345,809
Restricted cash	470			470
Deferred issuance costs	6,859			6,859
Other assets	6,000			6,000
Total assets	$1,340,753	$(2,453)		$1,338,300

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$21,970			$21,970
Deferred rent and other current liabilities	1,678			1,678
Deferred satellite performance incentives	18,628			18,628
Series A and Series B convertible preferred stock dividends payable	11,245	(11,245)	(1)	-
Series F convertible preferred stock dividends payable	-	11,245	(1)	11,245
Total current liabilities	53,521	-		53,521

Deferred rent and other long-term liabilities	1,870			1,870
Deferred satellite performance incentives, net of current portion	8,160			8,160
Deferred tax liabilities	14,805			14,805
TerreStar notes and accrued interest, thereon (net of discount as of September 30, 2009 of $45,333)	765,115			765,115
TerreStar exchangeable notes and accrued interest, thereon (net of discount as of September 30, 2009 of $92,820)	74,194			74,194
TerreStar-2 purchase money credit agreement and accrued interest, thereon	65,283			65,283
Total liabilities	982,948	-		982,948

Commitments and Contingencies

TERRESTAR CORPORATION
Pro Forma Condensed Consolidated Balance Sheets
As of September 30, 2009
(in thousands)
Unaudited

	Historical September 30, 2009	Pro Forma Adjustment		Pro Forma September 30, 2009
Series A convertible preferred stock ($0.01 par value, 450,000 shares authorized and nil shares issued and outstanding at September 30, 2009)	90,000	(90,000)	(3)	-
Series B convertible preferred stock ($0.01 par value, 500,000 shares authorized and nil shares issued and outstanding at September 30, 2009)	318,500	(318,500)	(3)	-
Series F convertible preferred stock ($0.01 par value, 800,000 shares authorized, 408,500 issued and outstanding at September 30, 2009)		408,500	(3)	408,500

STOCKHOLDERS' EQUITY:
TerreStar Corporation stockholders' equity:
Series C preferred stock ($0.01 par value, 1 share authorized and 1 share issued and outstanding at September 30, 2009)	-			-
Series D preferred stock ($0.01 par value, 1 share authorized, 1 share issued and outstanding at September 30, 2009)	-
Series E junior convertible preferred stock ($0.01 par value, 1,900,000 shares authorized and nil shares issued and outstanding at September 30, 2009)	12	(12)		-
Series G junior preferred stock ($0.01 par value, 2,500,000 shares authorized, 600,000 shares issued and outstanding at September 30, 2009)		1	(4)	1
Common stock; voting (par value $0.01; 800,000,000 shares authorized, 143,628,737 issued and 139,677,535 outstanding at September 30, 2009)	1,436			1,436
Additional paid-in capital	1,239,445	11	(4)	1,239,456
Common stock purchase warrants	51,149			51,149
Treasury stock (3,951,202 common shares held in treasury stock at September 30, 2009)	(73,877)			(73,877)

TERRESTAR CORPORATION
Pro Forma Condensed Consolidated Balance Sheets
As of September 30, 2009
(in thousands)
Unaudited

	Historical September 30, 2009	Pro Forma Adjustment		Pro Forma September 30, 2009
Accumulated other comprehensive income	479			479
Accumulated deficit	(1,253,670)	(2,453)	(2)	(1,256,123)
Total TerreStar Corporation stockholders' deficit	(35,026)	(2,453)		(37,479)
Noncontrolling interest in TerreStar Networks	(15,436)			(15,436)
Noncontrolling interest in TerreStar Global	(233)			(233)
Total stockholders' deficit	(50,695)	(2,453)		(53,148)
Total liabilities and stockholders' deficit	$1,340,753	(2,453)		$1,338,300

TERRESTAR CORPORATION Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2008 (in thousands, except per share amounts) Unaudited

	Historical 2008	Pro Forma Adjustment	Pro Forma 2008
Operating expenses:
General and administrative	$88,536		$88,536
Research and development	73,560		73,560
Depreciation and amortization	22,479		22,479
Loss on asset disposal	6,768		6,768

Total operating expenses	191,343	-	191,343

Operating loss from continuing operations	(191,343)	-	(191,343)

Other income (expense):
Interest expense	(54,764)		(54,764)
Interest income	3,328		3,328
Other income	827		827
Loss on investment in SkyTerra	(126,224)		(126,224)
Minority interests in losses of TerreStar Networks	10,545		10,545
Decrease in dividend liability	77,708		77,708

TERRESTAR CORPORATION
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009
(in thousands, except per share amounts)
Unaudited

	Historical 2009	Pro Forma Adjustment		Pro Forma 2009
Loss from continuing operations before income taxes	(279,923)	-		(279,923)

Income tax benefit	2,231			2,231

Net loss	(277,692)	-		(277,692)

Less:
Dividends on Series A and Series B Cumulative Convertible Preferred Stock	(19,139)	19,139	(1)	-
Dividends on Series F Convertible Preferred Stock	-	(28,595)	(1)	(28,595)
Accretion of issuance costs associated with Series A and Series B	(4,553)	4,553	(2)	-

Net loss available to Common Stockholders	$(301,384)	$(4,903)		$(306,287)

Basic & Diluted Loss Per Share	$(2.81)	$(0.05)		$(2.86)

Basic and Diluted Weighted-Average Common Shares Outstanding	107,179	-	(5)	107,179

TERRESTAR CORPORATION
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009
(in thousands, except per share amounts)
Unaudited

	Historical 2009	Pro Forma Adjustment	Pro Forma 2009
Operating expenses:
General and administrative	$47,312		$47,312
Research and development	52,037		52,037
Depreciation and amortization	17,861		17,861

Total operating expenses	117,210	-	117,210

Loss from operations	(117,210)	-	(117,210)

Other income (expense):
Interest expense	(47,505)		(47,505)
Interest income	211		211
Other income	784		784

TERRESTAR CORPORATION
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009
(in thousands, except per share amounts)
Unaudited

	Historical 2009	Pro Forma Adjustment		Pro Forma 2009

Loss before income taxes	(163,720)	-		(163,720)

Income tax provision	(1,766)			(1,766)

Net loss	(165,486)	-		(165,486)
Less:
Net loss attributable to the noncontrolling interest in TerreStar Networks	16,058			16,058
Net loss attributable to the noncontrolling interest in TerreStar Global	254			254
Net loss attributable to TerreStar Corporation	(149,174)	-		(149,174)

Less:
Dividends on Series A and Series B Convertible Preferred Stock	(19,091)	19,091	(1)	-
Dividends on Series F Convertible Preferred Stock	-	(21,446)	(1)	(21,446)
Accretion of issuance costs associated with Series A and Series B Convertible Preferred Stock	(3,399)	3,399	(2)	-

Net loss available to Common Stockholders	$(171,664)	$1,044		$(170,620)

Basic & Diluted Loss Per Share	(1.30)	-		(1.30)

Basic and Diluted Weighted-Average Common Shares Outstanding	131,024	-	(5)	131,024

1.	The adjustment reflects the additional dividends payable on our Sub Series F Preferred at the rate of 7% per annum payable in cash or common stock.

2.	The adjustment reflects the effect of conversion described in Note 3 below on deferred issuance cost related to our Series A Preferred and Series B Preferred.

3.
The adjustment reflects conversion of (i) 90,000 outstanding shares of Series A Preferred for 90,000 shares of Sub Series F Preferred; and (ii) 318,500 outstanding shares of Series B Preferred for 318,500 shares of Sub Series F Preferred.

4.
The adjustment reflects conversion of 1,200,000 outstanding shares of Series E Preferred for 300,000 shares of Sub Series G Preferred and the additional issuance of 300,000 shares of Sub Series G Preferred. There is no net effect on shareholder equity as on September 30, 2009 because of the issuance of Sub Series G preferred.

5.
The calculation of the basic and diluted loss per share for the twelve months ending December 31, 2008 and nine months ending September 30, 2009, respectively, excludes approximately 428.9 million dilutive shares calculated on an “if-converted” basis, since their effect would be anti-dilutive.

HOUSEHOLDING

As permitted by the Securities Exchange Act of 1934, as amended, only one copy of this Consent Statement is being delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies of the Consent Statement. This is known as householding. The Company will promptly deliver, upon oral or written request, a separate copy of this Consent Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies of this Consent Statement should be directed to the Secretary, TerreStar Corporation, 12010 Sunset Hills Road, Reston, Virginia 20190.

OTHER MATTERS

We will pay the cost of soliciting consents.  In addition to soliciting consents by mail, we may solicit consents by personal interview, telephone and similar means.  No director, officer or employee of us will be specially compensated for these activities.  We also intend to request that brokers, banks, custodians, commercial banks, trust companies and other nominees solicit consents from their principals and will pay the brokers, banks, custodians, commercial banks, trust companies and other nominees certain expenses they incur for such activities.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the Securities and Exchange Commission under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Also, the SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file with the SEC at http://www.sec.gov.

In addition, our company website can be found on the Internet at www.terrestarcorp.com. The website contains information about us and our operations. Copies of each of our filings with the SEC on Form 10-K, Form 10-Q and Form 8-K, and all amendments to those reports, can be viewed and downloaded free of charge as soon as reasonably practicable after the reports and amendments are electronically filed with or furnished to the SEC.  TerreStar's website and the information contained on its site are not included as a part of, or incorporated by reference into this Consent Statement.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this Consent Statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and delivered to you with the copy of this Consent Statement.  The information incorporated by reference is deemed to be part of this Consent Statement.  This Consent Statement incorporates by reference the financial statements of the Company as contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008 filed by the Company on March 12, 2009, Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by the Company on March 27, 2009 and quarterly report on Form 10-Q for the period ended September 30, 2009 filed by the Company on November 9, 2009, which are being mailed to all stockholders with this Consent Statement.

APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT OF THE
RESTATED CERTIFICATE OF INCORPORATION OF
TERRESTAR CORPORATION

TERRESTAR CORPORATION (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Corporation was originally incorporated under the name “American Mobile Satellite Consortium, Inc.” pursuant to the General Corporation Law of the State of Delaware on May 3, 1988;

SECOND: That the present name of the Corporation is TerreStar Corporation;

THIRD: That the Board of Directors duly adopted resolutions proposing to amend the Restated Certificate of Incorporation (the “Certificate”) of the Corporation as set forth below, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor; and

FOURTH: That the following amendment to the Certificate was duly adopted and approved in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware by the required vote of the stockholders of the Corporation pursuant to a written consent of the stockholders of the Corporation:

Section 4.1 of Article 4 of the Certificate is hereby amended in its entirety to read as follows:

4.1 Authorized Shares

The total number of shares of all classes of stock that the Corporation shall have authority to issue is Eight Hundred and Five Million (805,000,000), of which Eight Hundred Million (800,000,000) of such shares shall be Common Stock having a par value of $.01 per share (“Common Stock”), and Five Million (5,000,000) of such shares shall be Preferred Stock having a par value of $.01 per share (“Preferred Stock”).

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Certificate of Amendment of the Restated Certificate of Incorporation as of [                   ], 20__.

TERRESTAR CORPORATION

By:
Name:
Title:

A-1

APPENDIX B

FORM OF

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS OF
THE SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
(Par Value $0.01 Per Share)
OF
TERRESTAR CORPORATION
Pursuant to Section 151(g) of the
General Corporation Law of the
State of Delaware

TerreStar Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law of the State of Delaware at a meeting duly called and held on November 12, 2009.

RESOLVED that, pursuant to authority conferred on the Board of Directors by the Certificate of Incorporation, and the approval of a majority of the stockholders of the Corporation, the Board of Directors hereby authorizes that the Certificate of Designations of the Series B Cumulative Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on October 26, 2005 is hereby amended and restated in its entirety, thereby fixing the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

Section 1. Number of Shares and Designations.  1.  This series of preferred stock shall be designated as “Series B Cumulative Convertible Preferred Stock” and the number of shares which shall constitute such series shall be 800,000, par value $0.01 per share. For the purpose of this Amended and Restated Certificate of Designations, the Series B Cumulative Convertible Preferred Stock shall be referred to as the “Series B Preferred Stock.”  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series B Preferred Stock then outstanding, plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon conversion of any outstanding securities issued by the Corporation and convertible into Series B Preferred Stock.

Section 2. Rank.   Series B Preferred Stock shall, with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise (i) rank senior and prior to the Series E Junior Participating Preferred Stock of the Corporation (the “Series E Preferred Stock”) and the common stock, par value $0.01 per share of the Corporation (the “Common Stock”), and each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that by its terms ranks junior to the Series B Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities, including the Common Stock, are collectively referred to herein as the “Junior Securities”), (ii) rank on a parity with each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that does not by its terms expressly provide that it ranks senior to or junior to the Series B Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities are collectively referred to herein as the “Parity Securities”), and (iii) rank junior to each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that by its terms ranks senior to the Series B Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities are collectively referred to herein as the “Senior Securities”). The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights or options exercisable or exchangeable for or convertible into any of the Junior Securities, Parity Securities or Senior Securities, as the case may be. At the date of the filing of this Amended and Restated Certificate of Designations, (i) there will be no Senior Securities or Parity Securities authorized or outstanding, and (ii) the shares of Common Stock (including any rights or options exercisable or exchangeable for or convertible into shares of Common Stock) and the shares of Series E Preferred Stock of the Corporation are the only Junior Securities issued and outstanding.

Section 3. Voting Rights. Except as required by law and as provided herein, holders of Series B Preferred Stock shall have no voting rights and their consent shall not be required for taking any corporate actions. Upon (a) the accumulation of accrued and unpaid dividends on the outstanding shares of Series B Preferred Stock for two (2) or more six (6) month periods ending on a Dividend Reference Date (as defined below), whether or not consecutive, (b) the failure of the Corporation to comply with the provisions of Section 10(a) or Section 10(b) below or (c) the failure of the Corporation to comply with any of the other covenants or agreements set forth in this Amended and Restated Certificate of Designations and the continuance of such failure for thirty (30) consecutive days or more after receipt of notice of such failure from the holders of at least 25% of the Series B Preferred Stock then outstanding (each of the events described in clauses (a), (b) and (c) being referred to herein as a “Voting Rights Triggering Event”), then the sole remedy of the holders of at least a majority of the then-outstanding shares of Series B Preferred Stock shall be the ability to elect a majority of members of the Corporation’s Board of Directors for successive one-year terms until the Corporation has complied with the provisions of Section 10(a) or Section 10(b) of this Amended and Restated Certificate of Designations, as applicable, or such failure to comply with covenants or other agreements has been cured. Upon the Corporation’s complying with the provisions of Section 10(a) or Section 10(b) of this Amended and Restated Certificate of Designations, as applicable, or curing such failure to comply with covenants or other agreements, the term of office of each director elected will terminate immediately and the number of directors constituting the entire Board of Directors will be reduced by the number of directors elected by the holders of the Series B Preferred Stock. Notwithstanding the foregoing, the Corporation shall not have the right, as long as any shares of Series B Preferred Stock are outstanding, to modify the rights, preferences or privileges of the Series B Preferred Stock in a manner adverse to the holders of Series B Preferred Stock without first obtaining the approval (by vote or written consent, as permitted by law) of the holders of at least a majority of the then-outstanding shares of Series B Preferred Stock, voting or acting, as the case may be, as a single class.

Section 4. Dividends.

(a)           Each share of Series B Preferred Stock outstanding, prior and in preference to any shares of Junior Securities but subject to the rights of any Senior Securities, shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the purpose, dividends payable in cash or, at the election of the Corporation, in shares of Common Stock in the amount of 7% (the “Dividend Rate”) of the Series B Liquidation Amount (as defined below) per share per annum then in effect (as appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like with respect to the shares of Series B Preferred Stock and the Common Stock) (the “Dividend Amount”). Dividends on each share of Series B Preferred Stock shall accrue on a daily basis at the Dividend Rate and shall be payable on each of April 15 and October 15 (each, a “Dividend Reference Date”), beginning on April 15, 2010, with the number of shares of Common Stock to be issued as such dividend (if so elected by the Corporation) to be determined by dividing the Dividend Amount by the Trading Price on the last Trading Day prior to the applicable Dividend Notice Date (all as defined below).  Dividends may be paid in shares of Common Stock only if a registration statement registering the resale of the shares of Common Stock issuable on such Dividend Reference Date (defined below) has been filed with the Securities and Exchange Commission and such registration statement is effective on the date the Board of Directors declares such dividend.  The Corporation covenants that all shares of Common Stock that may be issued upon payment of a dividend on the Series B Preferred Stock will, when issued, be fully paid and nonassessable and free of all taxes, liens and charges for the issue thereof.

(b)           The dividends to be paid pursuant to Section 4(a) above on the shares of Series B Preferred Stock shall accrue in each case from and including the applicable issuance date of each such share to and including the date on which such dividends are no longer owed pursuant to the terms hereof. Such dividends shall accrue whether or not they have been declared by the Board of Directors and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

(c)           The record date (the "Record Date") for the payment of dividends on the Series B Preferred Stock shall be fixed by the Board of Directors and shall not be more than sixty (60) days or less than ten (10) days preceding each Dividend Reference Date. Dividends shall be payable to the holders of record as they appear on the stock transfer books of the Corporation at the close of business on the Record Date. Five (5) Trading Days prior to each Record Date (the "Dividend Notice Date"), the Corporation will give notice (the "Dividend Notice") to each holder of Series B Preferred Stock that shall set forth (i) the Record Date and (ii) if the dividend as to which the Dividend Notice relates shall be paid in cash or Common Stock and, if paid in Common Stock, the applicable Trading Price for such dividend.

(d)           Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the shares of Series B Preferred Stock held by each such holder as compared to all holders of Series B Preferred Stock.

(e)           No dividends, including a dividend that constitutes a return of capital, shall be declared or paid, and no funds shall be set apart for payment, on any Junior Securities, unless (i) written notice of such dividend is given to each holder of shares of Series B Preferred Stock not less than fifteen (15) days prior to the record date for such dividend and (ii) a registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock pursuant to the Securities Act of 1933, as amended has been filed with the Securities and Exchange Commission and is effective on the date the Board of Directors declares such dividend or other distribution.

(f)           No fractional shares of Common Stock shall be issued upon payment of a dividend in shares of Common Stock, and in lieu of any fractional shares to which the holder would otherwise be entitled, such amount shall be paid in cash equal to such fraction multiplied by the Trading Price on the last Trading Day prior to the applicable Dividend Notice Date for such dividend then in effect.

Section 5. Liquidation. (a)           In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), and subject to the rights of any Senior Securities with respect to distributions upon a Liquidation Event, distributions to the holders of the Series B Preferred Stock shall be made in the manner set forth in this Section 5.

(b)           The holders of the Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Junior Securities by reason of their ownership of such stock and pari passu with any distribution of the assets of the Corporation to the holders of any Parity Securities by reason of their ownership of such stock, an amount per share of Series B Preferred Stock then held by them equal to (i) $1,000 (as appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like with respect to such shares), plus (ii) all accrued but unpaid dividends on such shares of Series B Preferred Stock that shall have accumulated to the date of the applicable Liquidation Event  (or Conversion Date (as defined below) or Redemption Date (as defined below), as may be applicable) in cash at the rate set forth in Section 4 above (the sum of clauses (i) and (ii) with respect to such shares of Series B Preferred Stock, the “Series B Liquidation Amount”) and such holders will not be entitled to any further payment with respect to such shares of Series B Preferred Stock.

(c)           Notwithstanding anything to the contrary contained herein, in the case of a Liquidation Event, if the Series B Liquidation Amount is less than an amount equal to the value of the Common Stock into which the Series B Preferred Stock could have been converted immediately prior to such Liquidation Event, calculated as set forth in Section 10(b) below (the “Conversion Value”), then the Series B Liquidation Amount shall be equal to such Conversion Value.  Any amounts that have been paid to a holder of the Series F Preferred Stock of TerreStar Holdings Inc. upon the occurrence of a Liquidation Event at TerreStar Holdings Inc. shall be deducted from the Series B Liquidation Amount to which such holder of Series B Preferred Stock is entitled upon the occurrence of a Liquidation Event at the Corporation.

(d)                To the extent a share of Series B Preferred Stock is converted pursuant to Section 6 or redeemed pursuant to Section 10 or the Series B Liquidation Amount is payable to the holder of record of such share upon the consummation of a Liquidation Event pursuant to this Section 5, and the date of such Conversion, Redemption or Liquidation Event is after any Record Date with respect to the payment of a dividend but on or prior to the applicable Dividend Date, the dividend due on such Dividend Date shall not be included in the Series B Liquidation Amount but shall be payable to the holder of record as of such Record Date of such share of Series B Preferred Stock notwithstanding such Conversion, Redemption or occurrence of a Liquidation Event prior to such Dividend Date. If upon a Liquidation Event the assets and funds legally available for distribution among the holders of the Series B Preferred Stock and any Parity Securities shall be insufficient to permit the payment to such holders of the full Series B Liquidation Amount and pari passu amounts due with respect to such Parity Securities, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock and such Parity Securities in proportion to the Series B Liquidation Amount and pari passu amounts due with respect to such Parity Securities that each holder of Series B Preferred Stock and such Parity Securities is otherwise entitled to receive.

(e)                After payment in full has been made to the holders of the Series B Preferred Stock of the full Series B Liquidation Amount (and with respect to Parity Securities, such pari passu amounts) due pursuant to Section 5(b) or 5(c) above, the entire remaining assets and funds of the Corporation legally available for distribution to stockholders shall be distributed among the holders of Junior Securities in proportion to their respective rights to such remaining assets and funds.

(f)                If any of the assets of the Corporation are to be distributed under this Section 5, or for any purpose, in a form other than cash, the value of such assets will be its fair market value, as determined in good faith by the Board of Directors. Any securities to be delivered to the holders of Series B Preferred Stock, Parity Securities or Junior Securities, as the case may be, shall be valued as follows:

(i) If traded on a securities exchange or through the Nasdaq National or Small Cap Markets, the value shall be deemed to be the average of the Closing Prices of the securities on such exchange over the ten (10) Trading Day period ending three (3) days prior to the closing;

(ii) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the ten (10) Trading Day period ending three (3) days prior to the closing; and

(iii) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be valued at an appropriate discount from the value determined as provided in Section 5(f)(i) or (ii) above to reflect the approximate fair market value thereof, as reasonably determined in good faith by the Board of Directors.

(g)                Prior to the occurrence of a Liquidation Event, the Corporation shall give each holder of record of Series B Preferred Stock written notice (the “Liquidation Event Notice”) not later than fifteen (15) days prior to the stockholders’ meeting called to approve such transaction or event, or fifteen (15) days prior to the closing of such transaction or event, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction or event. The first of such notices shall describe the material terms and conditions of the impending transaction or event and the provisions of this Section 5. The transaction or event shall not occur sooner than fifteen (15) days after the Corporation has given the first notice provided for herein.

Section 6. Conversion. The holders of the Series B Preferred Stock have conversion rights as follows (the “Conversion Rights”):

(a)                Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after such share is issued until the date such share of Series B Preferred Stock shall have been redeemed by the Corporation (the “Optional Conversion Date”) at the office of the Corporation or any transfer agent for the Series B Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series B Liquidation Amount by the Series B Conversion Price.  The conversion price of the Series B Preferred Stock shall be $[______]1 (the “Series B Conversion Price”).

(b)                Mandatory Conversion.  Each share of Series B Preferred Stock shall be converted into shares of Common Stock at the Series B Conversion Price then in effect on the date of such conversion (the “Mandatory Conversion Date” and, together with the Optional Conversion Date, the “Conversion Date”), if the Corporation shall so elect. Notice of such election by the Corporation shall be set forth in a written notice that the Corporation shall give to each record holder of Series B Preferred Stock regarding the conversion of all outstanding shares of Series B Preferred Stock pursuant to this Section 6(b) (the “Mandatory Conversion Notice”).  Notwithstanding the foregoing, conversion of shares of Series B Preferred Stock into shares of Common Stock pursuant to this Section 6(b) shall only occur if (i) during the ninety (90) calendar day period immediately preceding the Mandatory Conversion Date, the Closing Sale Price of the Common Stock has been greater than $[_______]2 (as appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like with respect to the shares of Common Stock) for a total of not less than fifteen (15) Trading Days within a period of twenty (20) consecutive Trading Days during such ninety (90) calendar day period and (ii) a registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock pursuant to the Securities Act of 1933, as amended, has been filed with the Securities and Exchange Commission and such registration statement is effective on the date the Corporation gives the Mandatory Conversion Notice.
__________________________

1 The average of the Closing Prices of a share of Common Stock over the ten (10) Trading Day period ending three (3) days immediately prior to the issuance date of preferred plus 25%, but in no event less than the market value as of such date as calculated in accordance with the rules of the Nasdaq National or Small Cap Market System.
2 30% premium to the Series B Conversion Price.

(c)           Mechanics of Conversion.

(i) No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction based on the Closing Sale Price of the Common Stock on the last Trading Day prior to the Conversion Date.

(ii) Before any holder of Series B Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock pursuant to Section 6(a) above and upon the occurrence of the event specified in Section 6(b) above, as the case may be, and to receive certificates representing shares of Common Stock therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock and, if the conversion is effected pursuant to Section 6(a) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued; provided, however, that any failure by a holder to comply with these provisions shall not have any effect on the automatic conversion of such holder’s shares, which shall in any event be deemed to have been converted, automatically and without any further action on the part of the holder of the Corporation, in accordance with Section 6(b) above. The Corporation shall, as promptly as practicable thereafter, issue and deliver to such holder’s address of record a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the certificates representing shares of Series B Preferred Stock to be surrendered are received by the Corporation or any transfer agent for the shares of Series B Preferred Stock, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. The Corporation covenants that all shares of Common Stock that may be issued upon conversion of the Series B Preferred Stock will, when issued, be fully paid and nonassessable and free of all taxes, liens and charges for the issue thereof.

(d)           Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of the Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

Section 7. Adjustment of Series B Conversion Price.

(a)        Adjustments for Stock Dividends, Subdivisions, Combinations or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by recapitalization, stock combination, stock dividend, stock split or otherwise) into a greater number of shares of Common Stock, the Series B Conversion Price shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series B Conversion Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. The Series B Conversion Price, as so adjusted, shall be readjusted in the same manner upon the occurrence of any successive event or events described in this Section 7(a).

(b)        Reorganization, Reclassification, Exchange, Substitution, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, exchange, substitution, consolidation, merger, sale of all or substantially all of the Corporation’s assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change”. In any Organic Change that is also a Change in Control, the holders of Series B Preferred Stock shall also have the rights set forth in Section 10(a) below. Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions to insure that each of the holders of Series B Preferred Stock shall thereafter have the right to acquire and receive, in lieu of the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder’s Series B Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series B Preferred Stock immediately prior to such Organic Change. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. The provisions of this Section 7(b) shall apply similarly and equally to successive Organic Changes.

(c)        No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of Section 6 hereof and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

(d)        Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to Section 7 hereof, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each record holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series B Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other securities and property which at the time would be received upon the conversion of Series B Preferred Stock.

Section 8. Change in Control.

(a)        “Change in Control” means the occurrence of one or more of the following events:

(i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Corporation’s assets to any Person or group of related Persons (other than to any of the Corporation’s majority owned subsidiaries) as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(ii) if any Person or group shall become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares representing more than 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Corporation; or

(iii) any consolidation or merger by the Corporation where Persons who were beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of the Corporation’s shares of voting stock immediately prior to such transaction no longer own at least a majority of the total voting power of the continuing or surviving corporation or entity.

(b)        Prior to the occurrence of a Change in Control, the Corporation shall give each holder of record of Series B Preferred Stock written notice (the “Change in Control Notice”) not later than five (5) business days prior to the record date for the stockholders’ meeting called to approve such transaction or event, or fifteen (15) days prior to the closing of such transaction or event, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction or event. The first of such notices shall describe the material terms and conditions of the Change in Control transaction or event and the provisions of Section 10(a) below. The Change in Control transaction or event shall not occur sooner than fifteen (15) days after the Corporation has given the first notice provided for herein.

Section 9. Senior Security Cap.

(a)        If (i) any shares of Series B Preferred Stock are outstanding, (ii) (A) the Corporation issues Senior Securities, Parity Securities or debt securities, (B) TerreStar Holdings Inc. issues any securities that by their terms rank senior to or on parity with the Series F Preferred Stock of TerreStar Holdings Inc. or issues any debt securities, or (C) TerreStar 1.4 Holdings LLC issues any preferred securities or any debt securities (the securities referred to in (A), (B) and (C), collectively, the "Additional Securities”), and (iii) the aggregate outstanding and unpaid gross proceeds from (A) the issuance of such Additional Securities, plus (B) the issuance of all other Additional Securities issued after the date of the first issuance of shares of Series B Preferred Stock under this Amended and Restated Certificate of Designations, exceeds $250,000,000 (the date of which such events shall have occurred shall be defined as the “Senior Security Trigger Date”), the holder of each share of Series B Preferred Stock shall have the rights set forth in Sections 10(b) and 11(a) below.

(b)        Within five (5) days following the Senior Security Trigger Date, the Corporation shall give each holder of record of Series B Preferred Stock written notice (the “Senior Security Notice”) of the occurrence of the Senior Security Trigger Date. The Senior Security Notice shall notify such holder of the occurrence of the Senior Security Trigger and describe the provisions of Section 10(a) below.

Section 10. Redemption.

(a)        Holder Redemption. Upon the occurrence of either a Change in Control or the Senior Security Trigger Date, each holder of Series B Preferred (each, a “Requesting Holder” and collectively, the “Requesting Holders”) may, by giving written notice to the Corporation, within ten (10) Trading Days following the date the Corporation gives the Change in Control Notice (defined below) or the Senior Security Notice, as applicable, require the Corporation to redeem all or a portion of the shares of Series B Preferred Stock then held by such Requesting Holder. In such redemption the Corporation shall redeem, out of lawfully available funds, shares of Series B Preferred Stock, for an amount in cash for each share of Series B Preferred Stock requested to be redeemed by a Requesting Holder equal to (i) 108% of the Series B Liquidation Amount (as appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like with respect to the shares of Series B Preferred Stock) (the “Holder Redemption Price”) on the date of the redemption (the “Holder Redemption Date”).

(b)        Mandatory Redemption. The Corporation shall redeem all, and not less than all, then outstanding shares of Series B Preferred Stock on June 30, 2014 (the “Mandatory Redemption Date” and, together with the Holder Redemption Date, a “Redemption Date”), for an amount in cash for each share of Series B Preferred Stock equal to the greater of (i) 100% of the Series B Liquidation Amount then in effect, and (ii) the Conversion Value immediately prior to the Redemption Date(the “Mandatory Redemption Price” and, together with the Holder Redemption Price, the “Redemption Price”).  For purposes hereof the Conversion Value per share of Common Stock shall be deemed to be the average of the Closing Prices of the Common Stock over the ten (10) Trading Day period ending three (3) days prior to the Redemption Date.

(c)        Redemption Payments. The Redemption Price shall be paid in cash from any funds legally available therefor. If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Series B Preferred Stock. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Preferred Stock, such funds will be used to redeem the balance of the shares of Series B Preferred Stock that the Corporation has become obliged to redeem on the Redemption Date but that it has not redeemed.

(d)        Redemption Procedures. In the event the Corporation is required to redeem shares of Series B Preferred Stock, the Corporation shall send a written notice (the “Redemption Notice”) by first class mail to each holder of record of Series B Preferred Stock at such Holder’s registered address, not more than sixty (60) days nor less than ten (10) days prior to the Redemption Date stating:

(i) the Redemption Date;

(ii) the Redemption Price;

(iii) that holders of Series B Preferred Stock who want to convert shares of Series B Preferred Stock must satisfy the requirements set forth in Section 6(c) hereof and that the date on which the right to convert the shares of the Series B Preferred Stock called for redemption will terminate shall be at the close of business on the Trading Day immediately preceding the Redemption Date (unless the Corporation shall default in making the payment of the Redemption Price then due, in which case the right of the holder to convert such holder’s shares of Series B Preferred Stock shall terminate on the date such default is cured and such shares of Series B Preferred Stock are redeemed);

(iv) the date on which the right to convert the shares of Series B Preferred Stock called for redemption will terminate and the place or places where and manner in which such shares of Series B Preferred Stock may be surrendered for conversion;

(v) that certificates representing shares of the Series B Preferred Stock called for redemption must be surrendered to the Corporation to collect the Redemption Price;

(vi) if fewer than all the outstanding shares of the Series B Preferred Stock are to be redeemed by the Corporation, the number of shares to be redeemed; and

(vii) any other information the Corporation wishes to include.

(e)        Payment of Redemption Price.

(i) If the Corporation gives a Redemption Notice pursuant hereto, then, by 12:00 p.m., New York City time, on the Redemption Date, to the extent sufficient funds are legally available, the Corporation shall segregate or cause to be segregated cash sufficient to pay the Redemption Price and shall pay the Redemption Price to holders of such shares of the Series B Preferred Stock upon surrender of their certificates evidencing their shares of Series B Preferred Stock at the office of the Corporation or of any transfer agent for the Series B Preferred Stock. On and after the Redemption Date, all rights of holders of such shares of Series B Preferred Stock that have been redeemed shall terminate, other than the right of such holders to receive the Redemption Price upon delivery of the certificates formerly evidencing such redeemed shares of Series B Preferred Stock, payable in accordance with the terms hereof, unless the Corporation defaults in making payment of such Redemption Price.

(ii) Payment of the Redemption Price for shares of the Series B Preferred Stock is conditioned upon transfer and delivery of certificates representing, immediately prior to the Redemption Date, the shares of Series B Preferred Stock being redeemed, together with necessary endorsements, to the Corporation at any time after delivery of the Redemption Notice by the Corporation.

(iii) If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the Corporation shall redeem from each Holder such Holder’s pro rata share of the number of shares of Series B Preferred Stock to be redeemed. If any Holder of shares of Series B Preferred Stock selected for partial redemption elects to convert any of such Holder’s shares of Series B Preferred Stock after receipt of the Redemption Notice with respect to such partial redemption and prior to the applicable Redemption Date, the number of shares of Series B Preferred Stock of such Holder that would have been redeemed pursuant to such partial redemption shall be reduced by the number of shares of Series B Preferred Stock so converted.

(iv) Upon surrender of a certificate or certificates representing shares of Series B Preferred Stock that is or are redeemed in part, the Corporation shall execute and deliver to the holder of such shares a new certificate or certificates representing shares of the Series B Preferred Stock in an amount equal to the unredeemed portion of the whole shares of Series B Preferred Stock surrendered for partial redemption.

(f)        General. On and after any Redemption Date, provided that the Corporation has made available at the office of the transfer agent for the Series B Preferred Stock a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the Series B Preferred Stock called for redemption (except for the Redemption Premium), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Convertible Series B Preferred Stock shall cease except the right to receive the cash deliverable upon such redemption, without interest from the Redemption Date.

Section 11. Notice.  Any notice required by the provisions of this Amended and Restated Certificate of Designations to be given to the holders of shares of Series B Preferred Stock shall be deemed given three (3) calendar days after deposit in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.

Section 12. Definitions.  The following terms, as used herein, shall have the following meanings:

(a)        “Closing Price” means, for any security as of any date, the last closing trade price for such security on the principal United States securities market on which such security is traded as reported by Bloomberg Financial Markets (or any successor thereto, “Bloomberg”), or, if such exchange begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m.  (New York City time) as reported by Bloomberg, or, if such exchange is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the highest bid prices and the lowest ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC.

(b)        “Closing Sale Price” means, with respect to the Common Stock, for any day, the Closing Price per share of Common Stock.

(c)        “Trading Day” means (x) if the applicable security is quoted on the Nasdaq National Market System, a day on which trades may be made thereon or (y) if the applicable security is listed or admitted for trading on the New York Stock Exchange, Inc. (the “NYSE”), the American Stock Exchange LLC (“AMEX”) or another national securities exchange, a day on which the NYSE, the AMEX or such other national securities exchange is open for business or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(d)        “Trading Price” means, with respect to the Common Stock, for any day, the average of the Closing Sale Price of the Common Stock on the twenty (20) consecutive Trading Days ending the last Trading Day before applicable date.

APPENDIX C

FORM OF

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS OF
THE SERIES E JUNIOR PARTICIPATING PREFERRED STOCK
(Par Value $0.01 Per Share)
OF
TERRESTAR CORPORATION
Pursuant to Section 151(g) of
the General Corporation Law of the State of Delaware

TerreStar Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law of the State of Delaware at a meeting duly called and held on November 12, 2009.

RESOLVED that, pursuant to authority conferred on the Board of Directors by the Certificate of Incorporation, the Board of Directors hereby authorizes that the Certificate of Designations of the Series E Junior Participating Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on February 7, 2008 is hereby amended and restated in its entirety, thereby fixing the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

1.   Designations and Amount.  This series of preferred stock of the Corporation shall be designated as “Series E Junior Participating Preferred Stock”, par value $0.01 per share (the “Series E Preferred Stock”), and the number of shares constituting such series shall be 2,500,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors of the Corporation (the “Board of Directors”); provided that no decrease shall reduce the number of shares of Series E Preferred Stock then outstanding, plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon conversion of any outstanding securities issued by the Corporation and convertible into Series E Preferred Stock.

2.   Defined Terms.  For purposes of this Amended and Restated Certificate of Designations:

(a)   “Affiliate” shall have the meaning given such term as in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, and “beneficial ownership” shall have the meaning given such term as in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

(b)   “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

(c)   “Transfer” means any sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire beneficial ownership, or any agreement to take any such actions or cause any such events, with respect to the Series E Preferred Stock or Common Stock (following the exercise of any conversion right in respect of the Series E Preferred Stock); in each case, whether voluntary or involuntary, or whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

(d)   “Transferee” means a person to whom a Transfer is made.

3.   Voting Rights.  Except as required by law and as provided herein, holders of Series E Preferred Stock shall have no voting rights and their consent shall not be required for the taking of any corporate actions.  In addition to any vote required by law, as long as any shares of Series E Preferred Stock are outstanding, the approval (by vote or written consent, as permitted by law) of the holders of at least a majority of the then-outstanding shares of Series E Preferred Stock, voting or acting, as the case may be, as a single class, shall be required for the Corporation to modify the rights, preferences or privileges of the Series E Preferred Stock in a manner adverse to the holders of Series E Preferred Stock.

4.   Dividends.  Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking senior to the Series E Preferred Stock, with respect to dividends, as and when dividends are declared or paid on the Common Stock, the holders of Series E Preferred Stock shall be entitled to participate in such dividends on an as-converted to Common Stock basis.

5.   Liquidation Preference.

(a)   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (a “Liquidation Event”), no distribution shall be made (a) to the holders of any shares of capital stock of the Corporation ranking junior (with respect to rights upon liquidation, dissolution or winding up) to the Series E Preferred Stock, unless each holder of Series E Preferred Stock shall have received $.0001 per share, plus any accrued but unpaid dividends with respect thereto (the “Series E Liquidation Amount”), or (b) to the holders of shares of capital stock of the Corporation ranking on a parity (with respect to rights upon liquidation, dissolution or winding up) with the Series E Preferred Stock, except for distributions made ratably on the Series E Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

(b)   Notwithstanding anything to the contrary contained herein, in the case of a Liquidation Event, if the Series E Liquidation Amount is less than an amount equal to the value of the Common Stock into which the Series E Preferred Stock could have been converted immediately prior to such Liquidation Event, calculated as set forth below (the “Conversion Value”), then the Series E Liquidation Amount shall be equal to such Conversion Value.  Further, notwithstanding the foregoing, any amounts that have been paid to a holder of Series G Preferred Stock of TerreStar Holdings Inc. upon the occurrence of a Liquidation Event at TerreStar Holdings Inc. shall be deducted from the Series E Liquidation Amount to which such holder of Series E Preferred Stock is entitled upon the occurrence of a Liquidation Event at the Corporation.  For purposes hereof the Conversion Value per share of Common Stock shall be deemed to be the average of the Closing Prices of the Common Stock over the ten (10) Trading Day period ending three (3) days prior to the Redemption Date.

6.   Conversion; Restrictions.

(a)   Optional Conversion Rights.  Subject to the restrictions set forth in this Section 6, each share of Series E Preferred Stock may be converted, at any time and from time to time, at the option of the holder, into one hundred (100) shares of Common Stock (the “Conversion Ratio”), subject to adjustment as set forth below.

(b)   Mechanics of Conversion.  Each conversion of shares of Series E Preferred Stock into shares of Common Stock pursuant to this Section 6 shall be effected by the surrender of the certificate or certificates representing the shares to be converted (the “Converting Shares”) at the principal office of the Corporation or the transfer agent of the Series E Preferred Stock (if any) at any time during normal business hours, together with written notice by the holder of such Converting Shares, stating that such holder desires to convert the Converting Shares, and the number of shares of Common Stock into which the Converting Shares are to be converted (the “Converted Shares”).  Such notice shall also state the name or names (with addresses) and denominations in which the certificate or certificates for Converted Shares are to be issued and shall include instructions for the delivery thereof.  If the issuance of any Converted Shares or the acquisition thereof by the holder of Converting Shares requires filing or registration with or approval of any governmental authority before such shares may be issued upon conversion, the Corporation will use its commercially reasonable efforts to cause such filing, registration or approval or to cooperate with such holder to satisfy such requirements, as the case may be.  Promptly after such filing, registration or approval and such surrender and the receipt of such by written notice, the Corporation will issue and deliver in accordance with the surrendering holder’s instructions the certificate or certificates evidencing the Converted Shares issuable upon such conversion, and the Corporation will deliver to the converting holder a certificate (which shall contain such legends as were set forth on the surrendered certificate or certificates, if any) representing any shares which were represented by the certificate or certificates that were delivered to the Corporation in connection with such conversion, but which were not converted.  Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates shall have been surrendered and such notice shall have been received by the Corporation, and at such time the rights of the holder of the Converting Shares as such holder shall cease and the person or persons in whose name or names the certificate or certificates for the Converted Shares are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Converted Shares.  Upon issuance of the shares in accordance with this Section 6, such Converted Shares shall be deemed to be fully authorized, validly issued, fully paid and non-assessable.  The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance).  The issuance of certificates for shares of any class of Common Stock upon the conversion of Series E Preferred Stock as permitted by and pursuant to this Section 6 shall be made without charge to the holders for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock.  The Corporation shall not close its books against the transfer of shares of Series E Preferred Stock in any manner which would interfere with the timely conversion of any shares of Series E Preferred Stock.  In the event of the conversion of less than all of the shares of Series E Preferred Stock evidenced by a single certificate, the Corporation shall execute and deliver to the holder thereof, without charge to such holder, a new certificate or new certificates evidencing the shares of Series E Preferred Stock not so converted.

(c)   Adjustment.  In the event that of any of the following events, the Conversion Ratio shall be adjusted as provided herein:

(i)     In case the Corporation shall (1) pay a dividend in shares of Common Stock to all holders of Common Stock, (2) make a distribution in shares of Common Stock to all holders of Common Stock, (3) subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Ratio shall be adjusted by multiplying the Conversion Ratio in effect immediately prior to the Ex-Dividend Date (as defined below) of such dividend, distribution, subdivision or combination by the number of shares of Common Stock which a person who owns only one share of Common Stock immediately before such Ex-Dividend Date and who is entitled to participate in such dividend, distribution, subdivision or combination would own immediately after giving effect to such dividend, distribution, subdivision or combination (without giving effect to any arrangement pursuant to such dividend, distribution, subdivision or combination not to issue fractional shares of Common Stock).  Any adjustment made pursuant to this Section 6(c)(i) shall become effective immediately after the open of business on such Ex-Dividend Date.

(ii)    In case the Corporation shall issue rights or warrants to all or substantially all holders of Common Stock, entitling them, for a period expiring not more than sixty (60) days immediately following the date of issuance of such rights or warrants, to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock), at a price per share (or having a conversion, exchange or exercise price per share) that is less than the current market price (as determined pursuant to Section 6(c)(vii)) per share of Common Stock on the Trading Day (as defined below) immediately preceding the announcement of the issuance of such rights or warrants, the Conversion Ratio shall be increased by multiplying the Conversion Ratio in effect immediately prior to the Ex-Dividend Date corresponding to such record date by a fraction of which (A) the numerator shall be the sum or (1) the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date and (2) the aggregate number of shares (the “Rights Shares”) of Common Stock underlying all such issued rights or warrants (whether by exercise, conversion, exchange or otherwise), and (B) the denominator shall be the sum of (1) number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date and (2) the number of shares of Common Stock which the aggregate exercise, conversion, exchange or other price at which the Rights Shares may be subscribed for or purchased pursuant to such rights or warrants would purchase at such current market price per share of Common Stock.  Such increase shall become effectively immediately after the open of business on such Ex-Dividend Date.  In no event shall the Conversion Ratio be decreased pursuant to this Section 6(i)(ii).

(iii)   Except as set forth in the immediately following paragraph, in case the Corporation shall dividend or distribute to all or substantially all holders of Common Stock shares of Capital Stock (as defined below) of the Corporation or any subsidiary (other than Common Stock), evidence of Indebtedness (as defined below) or other assets (other than dividends or distributions requiring an adjustment to the Conversion Ratio in accordance with Sections 6(c)(iv) or 6(c)(v), or shall dividend or distribute to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase securities (other than dividends or distributions of rights or warrants requiring an adjustment to the Conversion Ratio in accordance with Section 6(c)(ii), then in each such case the Conversion Ratio shall be increased by multiplying the Conversion Ratio in effect immediately prior to the open of business on the Ex-Dividend Date corresponding to the record date for the determination of stockholders entitled to such dividend or distribution by a fraction of which (A) the numerator shall be the current market price per share of Common Stock (as determined pursuant to Section 6(c)(vii)) on the Trading Day immediately preceding the announcement of such dividend or distribution and (B) the denominator shall be an amount equal to (1) such current market price per share of Common Stock less (II) the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive), on such Ex-Dividend Date, of the portion of the shares of Capital Stock, evidences of Indebtedness, assets, rights and warrants to be dividended or distributed applicable to one share of Common Stock, such increase to become effective immediately after the open of business on such Ex-Dividend Date; provided, however, that it such denominator is equal to or less than $1.00 or, then, in lieu of the foregoing adjustment to the Conversion Ratio, adequate provision shall be made so that each holder shall have the right to receive upon exchange of shares of its Series E Preferred Stock, in addition to any consideration otherwise payable as herein provided upon such exchange, an amount of shares of Capital Stock, evidences of Indebtedness, assets, rights and/or warrants that such holder would have received had such holder converted all of its shares of Series E Preferred Stock of such Ex-Dividend Date.

Notwithstanding anything to the contrary in this Section 6(c)(iii), if, in a distribution requiring an adjustment to the Conversion Ratio pursuant to the immediately preceding paragraph, the property distributed by the Corporation to all holders of Common Stock consists solely of Capital Stock, or similar equity interests in, a subsidiary or other business unit of the Corporation, which Capital Stock or interests are, or will be upon completion of such distribution, listed on a national or regional securities exchange or quoted on an automated quotation system (a “Spin-Off”), then in lieu of adjusting the Conversion Ratio in accordance with the immediately preceding paragraph, the Conversion Ratio shall be increased (subject to the other terms of this Section ) by multiplying the Conversion Ratio in effect immediately prior to the opening of business on the thirteenth (13th) Trading Day following the Ex-Dividend Date for such distribution by a fraction (1) whose numerator is the sum of (A) the average of the Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days commencing on, and including, the third (3rd) Trading Day after the Ex-Dividend Date for such distribution and (B) the product of (i) the average of the Closing Prices per share or unit, as applicable, of such Capital Stock or interests (determined as if such shares or units were shares of Common Stock for purposes of the definition of “Closing Price”) for the ten (10) consecutive Trading Days commencing on, and including, the third (3rd) Trading Day after the Ex-Dividend Date for such distribution and (ii) the number of shares or units, as applicable, of such Capital Stock or interests distributed per share of Common Stock; and (2) whose denominator is the average of the Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days commencing on, and including, the third (3rd) Trading Day after the Ex-Dividend Date for such distribution.  The average Closing Prices referred to in the immediately preceding sentence shall be subject to appropriate adjustments in the good faith determination of the Board of Directors, to account for other distributions, stock splits and combinations, stock dividends, reclassifications and similar events.  Each adjustment to the Conversion Ratio made pursuant to this paragraph shall become effective immediately after the open of business on the thirteenth (13th) Trading Day following the Ex-Dividend Date for such distribution.

Rights or warrants distributed by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Corporation’s Capital Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”):  (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 6(c) (and no adjustment to the Conversion Ratio under this Section 6(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Ratio shall be made under this Section 6(c)(iii).  In no event shall the Conversion Ratio be decreased pursuant to this Section 6(c)(iii).

(iv)  In case the Corporation shall, by dividend or otherwise, at any time make a distribution of cash (excluding any cash that is distributed as part of a distribution requiring a Conversion Ratio adjustment pursuant to Section 6(c)(v) to all or substantially all holders of Common Stock, the Conversion Ratio shall be increased by multiplying the Conversion Ratio in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution by a fraction (A) whose numerator shall be the current market price per share of Common Stock (as determined pursuant to Section 6(c)(vii)), on the Trading Day immediately preceding the Ex-Dividend Date and (B) whose denominator shall be an amount equal to (1) such current market price per share of Common Stock less (2) the amount of the distribution per share of Common Stock; provided, however, that the Conversion Ratio shall not be adjusted pursuant to this Section 6(c)(iv) to the extent, and only to the extent, such adjustment would cause the Conversion Ratio to be less than one cent ($0.01) (which minimum amount shall be subject to appropriate adjustments, in the good faith determination of the Board of Directors, to account for stock splits and combinations, stock dividends, reclassifications and similar events); provided further that, if the denominator of such fraction shall be equal to or less than zero, the Conversion Ratio shall be instead adjusted so that the Conversion Ratio is equal to one cent ($0.01) (as adjusted in accordance with the immediately preceding proviso).  An adjustment to the Conversion Ratio pursuant to this Section 6(c)(iv) shall become effective immediately after the open of business on the Ex-Dividend Date.  In no event shall the Conversion Ratio be decreased pursuant to this Section 6(c)(iv).

(v)   In case the Corporation or any subsidiary of the Corporation shall distribute cash or other consideration in respect of a tender offer or exchange offer made by the Corporation of any subsidiary of the Corporation for all or any portion of the Common Stock where the sum of the aggregate amount of such cash distributed and the aggregate fair market value (as determined in good faith by the Board of Directors of the Corporation, whose determination shall be conclusive), as of the Expiration Date (as defined below), of such other consideration distributed (such sum, the “Aggregate Amount”) expressed as an amount per share of Common Stock validly tendered or exchanged, and not withdrawn, pursuant to such tender offer or exchange offer as of the Expiration Time (as defined below) (such tendered or exchanged shares of Common Stock, the “Purchased Shares”) exceeds the Closing Price per share of Common Stock on the first Trading Day after the last date (such last date, the “Expiration Date”) on which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (as the same may be amended through the Expiration Date), then the Conversion Ratio shall be increased by multiplying the Conversion Ratio in effect immediately prior to the close of business on the first Trading Day after the Expiration Date by a fraction (A) whose numerator is equal to the sum of (I) the Aggregate Amount and (II) the product of (a) the Closing Price per share of Common Stock on the first Trading Day after the Expiration Date and (b) an amount equal to (i) the number of shares of Common Stock outstanding as of the last time (the “Expiration Time”) at which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (including all Purchased Shares) less (ii) the Purchased Shares and (B) whose denominator is equal to the product of (I) the number of shares of Common Stock outstanding as of the Expiration Time (including all Purchased Shares) and (II) such Closing Price per share of Common Stock.

An increase, if any, to the Conversion Ratio pursuant to this Section 6(c)(v) shall become effective immediately after the open of business on the Trading Day following the first Trading Day after the Expiration Date.  In the event that the Corporation or a subsidiary of the Corporation is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such tender offer or exchange offer had not been made.  If the application of this Section 6(c)(v) to any tender offer or exchange offer would result in a decrease in the Conversion Ratio, no adjustment shall be made for such tender offer or exchange offer under this Section 6(c)(v).

(vi)   In addition to the foregoing adjustments in subsections (i), (ii), (iii), (iv) and (v) above, the Corporation, from time to time and to the extent permitted by law, may increase the Conversion Ratio by any amount for a period of at least twenty (20) days or such longer period as may be required by law, if the Board of Directors of the Corporation has made a determination, which determination shall be conclusive, that such increase would be in the best interests of the Corporation.  Such Conversion Ratio increase shall be irrevocable during such period.  The Corporation shall cause notice of such increase to be mailed to each holder of Series G Junior Preferred Stock (the “Series G Preferred Stock”) of TerreStar Holdings Inc. (“Holdings”) and each holder of 6.5% of Senior Exchangeable PIK Notes due 2014 (the “6.5% Notes”) at such holder’s address as the same appears on the stock transfer books of the Holdings or on the books of the Registrar for the 65% Notes, as applicable, of TerreStar Networks Inc., (“Networks”) at least fifteen (15) days prior to the date on which such increase commences.

(vii)  For the purpose of any computation under this Section 6(c): (i) the current market price per share of Common Stock on any date shall be deemed to be the average of the Closing Prices for the ten (10) consecutive Trading Days ending on, but excluding, the earlier of such date and the close of business on the Trading Day immediately preceding the Ex-Dividend Date with respect to the issuance or distribution requiring such computation, provided, however, that such current market price per share of Common Stock shall be appropriately adjusted by the Board of Directors of the Corporation, in its good faith determination, to account for any adjustment, pursuant hereto, to the Conversion Ratio that shall become effective, or any event requiring, pursuant hereto, an adjustment to the Conversion Ratio where the Ex-Dividend Date of such event occurs, at any time during the period that begins on, and includes, the first day of such ten (10) consecutive Trading Days and ends on, and includes, the date when the adjustment to the Conversion Ratio on account of the event requiring the computation of such current market price becomes effective, and (ii) the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation.

(viii) The following definitions are applicable for this Section 6(c):

(A)     Unless the context requires otherwise, the term “record date” means, with respect to any dividend, distribution or other transaction or event in which the holders of shares of Common Stock have the right to receive any cash, securities or other property or in which the shares of Common Stock (or other applicable security) are exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(B)      The term “Ex-Dividend Date” means:  (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades the regular way on the relevant exchange or in the relevant market without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades the regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (iii) when used with respect to any tender offer exchange offer means the first date on which the Common Stock trades the regular way on such exchange or in such market after the expiration time of such tender offer or exchange offer (as it may be amended or extended).  For purposes of determining the Ex-Dividend Date with respect to an issuance or distribution under Section 6, the Board of Directors of the Corporation may conclusively assume (and such assumption shall be binding upon the holders of the Series E Preferred Stock) that purchases and sale of the relevant security with respect to which such issuance or distribution is being made will settle based on the customary settlement cycle for purchases or sales of such security.

(C)      The terms “Trading Day” means:  any days during which (i) trading in the Common Stock generally occurs on the primary U.S. national or regional securities exchange on which it is then listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then admitted for trading and (ii) there is no Market Disruption Event (as defined below).

(D)      The term “Board of Directors” means the Board of Directors of the Corporation or any committee thereof duly authorized to act on its behalf.

(E)  The term “Capital Stock” means:

i.  in the case of a corporation, corporate stock;

ii.  in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

iii.     in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

iv.    any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

(F)      The term “Business Day” means each day that’s not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

(G)     The term “Indebtedness” means, with respect to any specified Person, any indebtedness of such person (excluding accrued expenses and trade payables), whether or not contingent:

i.       in respect of borrowed money;

ii.      evidenced by bonds, notes, debentures or similar instruments; or

iii.     in respect of letters of credit, banker’s acceptances or other similar instruments.

(H)  A “Market Disruption Event”, as determined by the Board of Directors, shall mean the occurrence or existence of any of the follow events:  (i) a suspension, absence or material limitation of trading in the Common Stock on its primary market for more than two hours trading or during the one-half hour before the close of trading in that market; (ii) a suspension, absence or material limitation of trading in option or futures contracts relating to the Common Stock, if available, in the primary market for those contracts for more than two hours of trading or during the one-half hour before the close of trading in that market; or (iii) the Common Stock does not trade on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market or what was the primary market for the Common Stock;

The following events shall not be Market Disruption Events:  (i) a limitation on the hours or number of days of trading in the Common Stock on its primary market, but only if the limitation results from an announced change in the regular business hours of the relevant market; and (ii) a decision to permanently discontinue trading in the option or futures contacts relating to the Common Stock.

An “absence of trading” in the primary market on which option or futures contracts relating to the Common Stock, if available, traded shall not include any time when that market is itself closed for trading under ordinary circumstances.  However, a suspension or limitation of trading in option or futures contracts relating to the Common Stock, if available, in the primary market for such option or futures contracts, by reason of any of:  (i) a price change exceeding limits set by that market; (ii) an imbalance of orders relating to such option or futures contracts; or (iii) a disparity in bid and asked quotes relating to such option or futures contracts shall constitute a suspension or material limitation of trading in option or futures contracts as the case may be, relating to the Common Stock in the primary market for those contracts.

(ix)   The Closing Price for one share of the Common Stock (or one unit of any other security for which a Closing Price must be determined) on any Business Day means:

(A)     if the Common Stock (or any such other security) is listed or admitted to trading on a national securities exchange, the last reported sale price, regular way, of the principal trading session on such day on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which the Common Stock (or any such other security) is listed or admitted to trading, or

(B)      if the Common Stock (or any such other security) is not listed or admitted to trading on any national securities exchange but is included in the OTC Bulletin Board Service operated by the National Association of Securities Dealers, Inc., the last reported sale price of the principal trading session on the OTC Bulletin Board Service on such day.

If the Common Stock (or any such other security) is listed or admitted to trading on any national securities exchange but the last reported sale price is not available pursuant to the preceding sentence, then the Closing Price for one share of the Common Stock (or one unit of any such other security) on any Business Day shall mean the last reported sale price of the principal trading session of the Common Stock on the over-the-counter market as reported on the OTC Bulletin Board Service on such day.

If the last reported sale price for the Common Stock (or any such other security) is not available pursuant to either of the two preceding sentences, then the Closing Price for one share of the Common Stock for any Business day will be the mean, as determined by the Board of Directors of the Corporation, of the bid prices for the Common Stock (or any such other security) obtained from as many recognized dealers in such security, but not exceeding three, as will make such bid prices available to the Board of Directors of the Corporation.  The term OTC Bulletin board Service shall include any successor service thereto.

Except as prohibited by law or by the continued listing requirements of the Nasdaq Global Market or any other securities exchange on which the Common Stock may then be listed, the Issuer may make such increases in the Conversion Ratio, in addition to those required by this Section 6(c), as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Corporation or to its stockholders will not be taxable to the recipients thereof or in order to diminish any such taxation.

Whenever the Conversion Ratio is adjusted, the Corporation shall promptly mail, or cause to be mailed, to holders of the Series G Preferred Stock of Holdings and of the 6.5% Notes of Network at the addresses appearing on the stock register books notice of the adjustment.  The notice shall be conclusive evidence of the correctness of such adjustment.

(x)   In the event that (1) the Corporation takes any action, or becomes aware of any event, which would require an adjustment in the Conversion Ratio, or (2) there is a dissolution or liquidation of the Corporation or Holdings:

(A)  The Corporation shall mail, or caused to be mailed, to holders of the Series G Preferred Stock of Holdings and of the 6.5% Notes of Network at the addresses appearing on the stock transfer books or on the books of the Registrar for the 6.5% Notes, as applicable, a written notice stating the proposed record, effective or expiration date, as the case may be, of any transaction referred to in Section 6(c).

(B)  The Corporation shall mail, or cause to be mailed, such notices at least twenty (20) days before such date; however, failure to mail such notices or any defect therein shall not affect the validity of any transaction referred to in this Section 6(c).

(d)     Reservation of Shares.  The Corporation shall, at all times when the Series E Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series E Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series E Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

(e)     Limitations on Conversion.  No holder of  Series E Preferred Stock and no Transferee thereof shall have the right to convert such shares of Series E Preferred Stock into shares of Common Stock, if:

(i)     such conversion would constitute a change of control of Networks or the Corporation pursuant to (a) that certain Indenture, dated as of February 14, 2007 relating to Networks’ 15% Senior Secured PIK Notes due 2014, as amended or supplemented from time to time; (b) that certain Indenture, dated as of February 7, 2008, relating to Network’s 6.5% Notes, as amended or supplemented from time to time; (c) the Series B Preferred Stock of the Corporation; and (d) Section 382 of the Internal Revenue Code, as amended from time to time;

(ii)    such conversion would violate or conflict with the terms of, or result in the acceleration of any indebtedness or obligation of the Corporation or any of its Affiliates under, or violate or result in a breach of, constitute a default under, or result in a change of control under any indenture, mortgage, deed of trust or other debt instrument to which the Corporation or any of its Affiliates is then a party.

7.   Rank.  Series E Preferred Stock shall, with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise, rank (i) senior and prior (to the extent set forth herein) to the Common Stock and each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that by its express terms ranks junior to the Series E Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities, including the Common Stock, are collectively referred to herein as the “Junior Securities”), (ii) rank on a parity with each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that does not by its terms expressly provide that it ranks senior to or junior to the Series E Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities are collectively referred to herein as the “Parity Securities”), and (iii) rank junior to the Series B Cumulative Convertible Preferred Stock of the Corporation (the “Series B Preferred Stock”) and each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that by its express terms ranks senior to the Series E Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities are collectively referred to herein as the “Senior Securities”).  The respective definitions of Junior Securities, the Parity Securities and Senior Securities shall also include any rights or options exercisable or exchangeable for or convertible into any of the Junior Securities, the Parity Securities or the Senior Securities, as the case may be.  At the date of the initial issuance of the Series E Preferred Stock (i) shares of the Series B Preferred Stock shall be the only Senior Securities issued and outstanding, (ii) there shall be no shares of Parity Securities issued and outstanding, and (iii) shares of Common Stock shall be the only Junior Securities issued and outstanding.

8.   Notices.  All notices referred to herein shall be dated and in writing, to the Corporation at its principal executive offices and to each holder of Series E Preferred Stock at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder), and shall be deemed to have been given (i) when delivered, if delivered personally, sent by confirmed facsimile or certified mail, return receipt requested, postage prepaid, (ii) on the next business day if sent by overnight courier and (iii) when received if delivered otherwise.

9.   Transfers.  No holder of Series E Preferred Stock may affect any Transfer, or enter into any agreement with respect to any Transfer, or grant any proxy with respect to, the Series E Preferred Stock, or any beneficial or other interest therein, to any Person other than Related Parties of such a holder of  Series E Preferred Stock.  Any purported Transfer to any Person other than a Related Party of such transferring holder of such Series E Preferred Stock shall be void ab initio.  The certificate representing the shares of Series E Preferred Stock shall bear the following legend:

THE SHARES OF SERIES E PREFERRED STOCK OF TERRESTAR CORPORATION REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERRABLE TO ANY PERSON OR ENTITY OTHER THAN A RELATED PARTY AND ANY  PURPORTED TRANSFER SHALL BE  NULL AND VOID.

“Related Party” means, with respect to a holder of Series E Preferred Stock, (i) each Affiliate of such holder, (ii) each partner, member, director or officer of such holder and the respective members of their immediate families and (iii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons beneficially holding a majority or more controlling interest of which consist of any one or more of the persons described in the preceding clauses (i) and (ii).

Notwithstanding the foregoing, the initial record owner of Series E Preferred Stock, TerreStar Holdings Inc., shall be entitled to hold such shares of Series E Preferred Stock as fiduciary, for the benefit of the holders of the Series G Junior Preferred Stock of Holdings, pursuant to the Certificate of Designations of the Series G Preferred Stock of Holdings, and such holders of Series G Junior Preferred Stock shall be deemed to be the beneficial owners of the Series E Preferred Stock.

10. Amendment and Waiver.  No amendment or waiver of any provision of the Certificate of Incorporation which would materially alter or change the powers, preferences or special rights of the Series E Preferred Stock so as to affect them adversely shall be effective without the prior consent or affirmative vote of a majority in interest of the holders of Series E Preferred Stock, either in writing or by resolution adopted at an annual or special meeting.

[FORM OF CONSENT CARD]